Wayne Hummer(R)
Money Market Fund





[Photo of David P. Poitras]
David P. Poitras





Semi-Annual
Financial Statements (Unaudited)
September 30, 2000


Dear Fellow Shareholder:
We are pleased to present the semi-annual financial statements of the Wayne Hummer Money Market Fund (the "Fund") for the six-month period ended September 30, 2000.

Between June 1999, and May 2000, the Federal Reserve Bank increased short-term interest rates six times, for a total of 1.75%. The Fed's goal was to slow the economy enough to quash inflationary pressures, but not so much as to push the economy into a recession. With the economy showing signs of a slowdown, the Federal Reserve Bank has paused. Short-term interest rates have stabilized. After rising steadily for much of the past six months, your Fund's yield has also stabilized.

The seven-day average yield on the Fund's portfolio for the period ended September 30, 2000, was 5.93%; if dividends were reinvested the effective yield was 6.09%. These figures represent historical data; future yields may be higher or lower. Net assets under management at the end of the period totaled $350,841,931.

We follow a conservative approach when managing your Fund's portfolio, investing exclusively in those short-term, fixed-income securities that present the Fund with minimal credit risk. In other words, all investments are of the highest credit quality.

All investments within the Fund's portfolio are limited to a maximum maturity of one year. Normally, we maintain an average portfolio maturity between 30 and 60 days, ensuring a prudent balance of both superior liquidity and high yield.

We invest a large percentage of the Fund's portfolio in commercial paper - about 73% as of September 30, 2000. Commercial paper offers superior yield, liquidity and credit quality, thus the heavy portfolio weighting. We allocate the balance of the portfolio to short-term corporate notes, U. S. government agency securities and other high-quality, liquid money market instruments.

Complete details about the portfolio are presented on the following pages.

We appreciate your continued support and ask that you call or write us if you have any questions about the Fund or your account.

Sincerely,


/s/David P. Poitras


David P. Poitras,
Portfolio Manager

October 17, 2000

An investment in the Fund is not a deposit or obligation of or guaranteed or insured by the U.S. Government, any bank, the Federal Deposit Insurance Corporation, or any other agency. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

Automatic Investing

This graph illustrates investing $100, $200, and $500 a month at a hypothetical annual fixed investment return of 5% over a period of 20 years.

[Line Chart Here]

             $100/month      $200/month      $500/month

5 years         6829            13658           34145
10 years       15593            31186           77964
15 years       26840            53680          134200
20 years       41274            82548          206371



Even people with modest income can build significant invested assets over time. Wayne Hummer Money Market Fund provides an easy way for you to start accumulating wealth. The Systematic Investment Plan allows you to invest a set amount every month. You can have as little as $100 transferred from your paycheck, government check or from a bank, savings and loan or credit union account every month. Then just sit and watch your investment grow. Contact the Fund or your Investment Executive for complete details.

This illustration does not reflect an actual investment in the Wayne Hummer Money Market Fund. The value of your original investment and your return may vary.

Fund Overview

Established in 1982, the primary objective of the Wayne Hummer Money Market Fund (the "Fund") is to maximize current income while preserving capital and maintaining liquidity. The Fund is an excellent vehicle for short-term cash management and for investors who need stability of principal. The Fund seeks to maintain a stable $1.00 net asset value per share at all times, although there is no guarantee that we will be able to do so.

The Fund's prospectus contains detailed information about permissible investments.


Services Available to Shareholders

Social Security Direct Deposit Plan
Instead of receiving a monthly check or sending it to your bank, you may use the Wayne Hummer Money Market Fund to directly deposit your social security benefits. You can easily access the money you need, while the rest continues to earn dividends. Contact your Wayne Hummer Investment Executive for complete details.

Payroll Direct Deposit Plan
You may authorize your employer to deduct a specified amount from your payroll check to purchase additional shares of the Fund. Complete details are available from the Fund or your Wayne Hummer Investment Executive.

Systematic Investment Plan
What better way to start early and save regularly than with a Systematic Investment Plan. You may have subsequent purchases invested automatically each month. Your financial institution can send money from your bank account to the Fund. Request an application with full details from your Investment Executive or call the Fund directly.

IRA or Retirement Plans
Shares of the Wayne Hummer Money Market Fund are a suitable addition to your IRA or pension plan. Contact your Wayne Hummer Investment Executive for complete details on the expanded options available for retirement planning, including the Roth IRA.

Checkwriting Privileges
After completing a request for checkwriting privileges, you may write checks in any amount from $500 to $250,000. Your full investment in the Fund will continue to earn dividends until your check is presented to our bank for collection. A checkwriting authorization card will be sent to you upon request.

Internet Address: www.whummer.com
Those who enjoy using the computer to access information can view your account activity online. You can also find the prospectus and current rates for the Fund, along with daily market commentary and research information from Wayne Hummer Investments. Contact your Investment Executive or the Fund for more information.

Statement of Assets and Liabilities

                                     September 30, 2000           March 31,
                                             (Unaudited)             2000
================================================================================
  Assets
  Investments, at amortized cost           $348,955,108       $358,004,362
--------------------------------------------------------------------------------
  Cash                                          190,141            196,126
--------------------------------------------------------------------------------
  Interest receivable                         1,441,340          1,343,405
--------------------------------------------------------------------------------
  Receivable for Fund Shares sold             3,570,791          6,349,731
--------------------------------------------------------------------------------
  Prepaid expenses                               49,309             104,615
--------------------------------------------------------------------------------
  Insurance deposit                              18,775              18,775
================================================================================
  Total assets                              354,225,464        366,017,014
================================================================================

  Liabilities and Net Assets
  Payable for Fund Shares redeemed            2,863,650          4,369,085
--------------------------------------------------------------------------------
  Dividends payable                             332,929            252,542
--------------------------------------------------------------------------------
  Due to Wayne Hummer Management Company        146,065            150,209
--------------------------------------------------------------------------------
  Accounts payable                               40,889             58,549
================================================================================
  Total liabilities                           3,383,533          4,830,385
================================================================================
  Net assets applicable to Shares outstanding,
  equivalent to $1.00 per Share            $350,841,931        $361,186,629
================================================================================




Statement of Operations

                                        Six months ended         Year ended
                                      September 30, 2000           March 31,
                                             (Unaudited)               2000
================================================================================
  Interest income                            $11,534,618        $19,061,825
--------------------------------------------------------------------------------
  Expenses
  Management fee                                893,333          1,746,900
--------------------------------------------------------------------------------
  Transfer agent fees                            92,750            178,800
--------------------------------------------------------------------------------
  Shareholder service agent fees                 76,000            153,000
--------------------------------------------------------------------------------
  Professional fees                              63,460            146,919
--------------------------------------------------------------------------------
  Printing costs                                 45,107             73,652
--------------------------------------------------------------------------------
  Registration costs                             33,550             53,165
--------------------------------------------------------------------------------
  Custodian fees                                 32,000             63,300
--------------------------------------------------------------------------------
  Trustee fees                                   17,500             37,250
--------------------------------------------------------------------------------
  Insurance costs                                17,500              11,750
--------------------------------------------------------------------------------
  Portfolio accounting fees                      14,721             27,743
--------------------------------------------------------------------------------
  Other                                           8,000              8,900
================================================================================
  Total expenses                              1,293,921           2,501,379
================================================================================

  Net increase in net assets resulting
  from operations                           $10,240,697         $16,560,446
================================================================================

See accompanying notes to financial statements.

Statement of Changes in Net Assets

                                        Six months ended         Year ended
                                      September 30, 2000           March 31,
                                             (Unaudited)               2000
================================================================================
  Operations
  Net investment income                      $10,240,697        $16,560,446
--------------------------------------------------------------------------------
  Dividends to Shareholders from net
    investment income                        (10,240,697)       (16,560,446)
--------------------------------------------------------------------------------

  Capital Share transactions (dollar amounts and number of Shares are the same):
  Proceeds from Shares sold                  419,526,359        921,160,340
--------------------------------------------------------------------------------
  Shares issued upon reinvestment of dividends 9,811,645         16,214,534
================================================================================
                                             429,338,004        937,374,874
--------------------------------------------------------------------------------
  Less payments for Shares redeemed         (439,682,702)      (927,161,702)
================================================================================

  Increase (decrease) due to
    Capital Share transactions               (10,344,698)        10,213,172
================================================================================

  Net assets
  Beginning of the period                    361,186,629        350,973,457
--------------------------------------------------------------------------------
  End of the period                         $350,841,931       $361,186,629
================================================================================

Financial Highlights
(For a Share outstanding throughout each period)


                                   Six months ended
                                  September 30, 2000     Year ended March 31,
                                      (Unaudited)    2000   1999   1998   1997
================================================================================
  Net asset value, beginning of period  $1.00      $1.00   $1.00  $1.00   $1.00
--------------------------------------------------------------------------------

  Income from investment operations
  Net investment income                  0.03       0.05    0.04   0.04    0.04
--------------------------------------------------------------------------------
  Less dividends from net investment
  income                                (0.03)    ( 0.05)  (0.04) (0.04)  (0.04)
================================================================================

  Net asset value, end of period        $1.00      $1.00   $1.00  $1.00   $1.00
--------------------------------------------------------------------------------
  Total return                           2.91%      4.85%   4.82%  5.07%   4.80%
--------------------------------------------------------------------------------

  Ratios and Supplementary Data
  Net assets, end of period ($000's)  350,842    361,187 350,973 298,908 238,238
--------------------------------------------------------------------------------
  Ratio of total expenses to average
    net assets                           0.73%(a)   0.72%   0.71%  0.72%   0.74%
--------------------------------------------------------------------------------
  Ratio of net investment income to
    average net assets                   5.75%(a)   4.74%   4.70%  4.96%   4.70%
================================================================================

  Note to Financial Highlights:
  (a) Determined on an annualized basis.


See accompanying notes to financial statements.

Portfolio of Investments
September 30, 2000 (Unaudited)


                                                                       Value
================================================================================

Commercial Paper (73.1%)
Banking (9.0%)
Bank One Corporation
6.67% - 6.71%, 12/20/00                                              $5,716,293
Banc One Financial Corporation
6.74% - 6.77%, 12/22/00 - 02/20/01                                    9,797,261
Citicorp
6.62%, 11/13/00                                                       7,541,176
Northern Trust Corporation
6.58% - 6.65%, 10/12/00 - 11/24/00                                    8,527,195
--------------------------------------------------------------------------------
                                                                     31,581,925

Business Finance (14.8%)
Ford Motor Credit Company
6.60%, 11/06/00                                                       4,470,885
General Electric Capital Corp.
6.60% - 6.70%, 10/06/00 - 11/20/00                                    4,041,414
GE Credit Capital Services of
Puerto Rico 6.62% - 6.75%, 10/05/00 - 10/23/00                        7,400,399
General Motors Acceptance Corp.
6.58% - 6.66%, 10/05/00 - 12/13/00                                    8,802,038
IBM Credit Corporation
6.60%, 10/05/00 - 11/10/00                                           12,056,164
National Rural Utilities Cooperative Finance Corp.
6.61% - 6.65%, 11/08/00 - 11/15/00                                   15,326,200
--------------------------------------------------------------------------------
                                                                     52,097,100

Chemicals (0.6%)
DuPont (E.I.) de Nemours & Co.
6.09%, 10/03/00                                                       1,999,333
--------------------------------------------------------------------------------

Consumer Products (6.4%)
Kimberly-Clark Corporation
6.63%, 11/29/00                                                       4,946,982
Colgate-Palmolive Co.
6.57% - 6.59%, 10/10/00 - 10/16/00                                   17,460,869
--------------------------------------------------------------------------------
                                                                     22,407,851

Electric and Gas Utilities (9.2%)
Duke Energy Corporation
6.58% - 6.63%, 10/19/00 - 12/08/00                                   16,707,163
Florida Power Corp.
6.58% - 6.62%, 10/04/00 - 10/19/00                                   10,330,357
Florida Power & Light Company
6.64%, 10/13/00                                                       5,188,681
--------------------------------------------------------------------------------
                                                                     32,226,201




                                                                       Value
================================================================================

Electronics (3.7%)
Hewlett-Packard Company
6.59% - 6.60%, 10/17/00 - 10/18/00                                  $12,911,596
--------------------------------------------------------------------------------

Oil and Gas (4.6%)
Chevron Transport Corp.
6.76% - 6.78%, 01/22/01 - 03/16/01                                   16,147,639
--------------------------------------------------------------------------------

Personal Finance (7.7%)
American Express Credit Corporation
6.56%, 10/02/00                                                       4,999,101
Associates Corp. of North America
6.62%, 11/09/00                                                       9,929,800
Associates First Capital Corp.
6.64%, 10/18/00                                                       5,542,855
CommoLoCo, Inc.
6.81%, 10/11/00                                                       6,487,903
--------------------------------------------------------------------------------
                                                                     26,959,659

Pharmaceuticals (4.2%)
Schering Corp.
6.68% - 6.70%, 12/12/00                                              14,804,800
--------------------------------------------------------------------------------

Telecommunications (5.2%)
AT&T Corporation
6.66% - 6.77%, 10/04/00 - 04/27/01                                   18,069,162
--------------------------------------------------------------------------------

Miscellaneous (7.7%)
General Dynamics Corp.
6.65% - 6.75%, 10/31/00 - 02/07/01                                   12,762,197
Snap-On Inc.
6.59% - 6.60%, 10/17/00 - 10/20/00                                   10,367,267
Wal-Mart Stores, Inc.
6.69%, 10/03/00                                                       3,998,535
--------------------------------------------------------------------------------
                                                                     27,127,999
================================================================================
Total Commercial Paper                                              256,333,265
================================================================================

U.S. Government Agency Issues (17.6%)

Mortgage-Backed Securities (3.2%)
Federal Home Loan Mortgage Corp.
6.44% - 7.17%, 10/01/00 - 07/01/01                                    7,769,148
Federal National Mortgage Association
6.08% - 6.88%, 11/01/00 - 05/01/01                                    3,565,216
--------------------------------------------------------------------------------
                                                                     11,334,364

                                                                       Value
================================================================================

U.S. Government Agency Issues (cont.)

Other (14.4%)
Federal Farm Credit Banks
6.75%, 11/01/00                                                        $839,842
Federal Home Loan Banks
6.51% - 7.00%, 10/23/00 - 06/14/01                                   12,528,572
Federal Home Loan Mortgage Corp.
6.54% - 7.34%, 11/22/00 - 06/08/01                                   19,898,462
Federal National Mortgage Association
6.40% - 6.83%, 10/10/00 - 04/23/01                                   16,223,747
Student Loan Marketing Association
6.67%, 12/18/00                                                         995,975
--------------------------------------------------------------------------------
                                                                     50,486,598
================================================================================
Total U.S. Government
Agency Issues                                                        61,820,962
================================================================================

Corporate Notes (6.0%)

Personal Finance (0.6%)
Associates Corp. of North America
6.79% - 6.93%, 01/15/01 - 07/15/01                                    2,050,847
--------------------------------------------------------------------------------

Business Finance (4.1%)
Ford Motor Credit Company
6.46% - 6.59%, 10/06/00 - 10/10/00                                    9,450,046
General Electric Capital Corp.
6.97%, 05/07/01                                                         596,370
General Motors Acceptance Corp.
6.67%, 10/20/00                                                       2,398,360
National Rural Utilities Cooperative Finance Corp.
6.51%, 12/01/00                                                       1,999,087
--------------------------------------------------------------------------------
                                                                     14,443,863




                                                                       Value
================================================================================

Miscellaneous (1.3%)
Anheuser-Busch Companies, Inc.
6.64%, 03/01/01                                                      $1,003,097
Campbell Soup Company
6.63%, 03/15/01                                                       1,008,530
Kimberly-Clark Corporation
6.64%, 05/01/01                                                       1,516,600
SBC Communications, Inc.
7.07%, 06/15/01                                                       1,010,861
--------------------------------------------------------------------------------
                                                                      4,539,088
================================================================================

Total Corporate Notes                                                21,033,798
================================================================================

Bankers Acceptance (2.8%)
First Union National Bank
6.75%, 02/07/01                                                       9,767,083
================================================================================

Total Investments (99.5%)                                           348,955,108

Cash and Other Assets,
Less Liabilities (0.5%)                                               1,886,823
================================================================================

Net Assets (100.0%)                                                $350,841,931
================================================================================



Notes to Portfolio of Investments:
(a) Interest rates represent annualized yield to date of maturity on date of purchase.
(b) For each security, cost (for financial reporting and federal income tax purposes) and carrying value are the same. Likewise, carrying value approximates principal amounts.

See accompanying notes to financial statements.

Notes to Financial Statements

Organization:
On July 30, 1999, the Wayne Hummer Money Fund Trust was reorganized as the Wayne Hummer Money Market Fund, a separate portfolio of Wayne Hummer Investment Trust (the "Trust"), solely to change its form of legal entity. The Trust is an open-end management company organized as a Massachusetts business trust. The Trust consists of four investment portfolios, the Wayne Hummer CorePortfolio Fund, the Wayne Hummer Growth Fund, the Wayne Hummer Income Fund and the Wayne Hummer Money Market Fund, each operating as a separate mutual fund. Presented herein are the financial statements of the Wayne Hummer Money Market Fund (the "Fund"). The predecessor Fund commenced investment operations on April 2, 1982. The Fund may issue an unlimited number of full and fractional units of beneficial interest ("Shares") without par value. The investment objective of the Fund is to maximize current income to the extent consistent with preservation of capital and maintenance of liquidity.

1. Significant Accounting Policies

Security Valuation
Investments are stated at value. The Fund utilizes the amortized cost method to determine value. In the event that a deviation of 1/2 of 1% or more exists between a Portfolio's $1.00 per Share net asset value and the net asset value as calculated by valuing the Portfolio securities based upon market quotations, if available, or otherwise based upon a matrix system approved by the Board of Trustees, or if there is any other deviation which the Fund believes would result in a material dilution to Shareholders or purchasers, the Board of Trustees of the Fund promptly will consider what action should be taken.

Security Transactions and Investment Income
Security transactions are accounted for on the trade date. Investment income is recorded on the accrual basis and includes amortization of premium and discount on investments.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. In those cases, actual results may differ from estimates.

2. Fund Share Valuation and Dividends to Shareholders
Fund Shares are sold and redeemed on a continuous basis at net asset value. Net asset value per Share is determined on each day the New York Stock Exchange is open for trading as of the close of trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding. Dividends are declared daily and distributed monthly in the form of additional Shares at net asset value unless the Shareholder elects to have dividends paid in cash, in which case they are credited monthly to the Shareholder's brokerage account with Wayne Hummer Investments LLC.

3. Federal Income Taxes
It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax provision is required.

4. Transactions with Affiliates
The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Management Company ("Investment Adviser"), and a Distribution Agreement and a Shareholder Service Agreement with Wayne Hummer Investments LLC ("Distributor and Shareholder Service Agent"). The shareholders of the Investment Adviser are the Voting Members of the Distributor and Shareholder Service Agent. For advisory and management services and facilities furnished, the Fund pays fees on a declining annual basis ranging from .50 of 1% on the first $500 million of average daily net assets to .275 of 1% of average daily net assets in excess of $2.5 billion. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceed 1% of average daily net assets on an annual basis. During the six month period ended September 30, 2000 and the year ended March 31, 2000, the Fund incurred management fees of $893,333 and $1,746,900, respectively.

For portfolio accounting services, the Fund pays the Investment
Adviser a fee based on the level of average daily net assets plus out-of-pocket expenses. The Fund reimburses the Shareholder Service Agent for the approximate cost of processing Fund Share transactions and maintaining Shareholder accounts.

Certain trustees of the Fund are also officers or directors of the Investment Adviser or Voting Members of the Distributor and Shareholder Service Agent. During the six month period ended September 30, 2000, and the year ended March 31, 2000, the Fund made no direct payments to its officers and incurred trustee fees for its disinterested trustees of $17,500 and $37,250, respectively.

This page intentionally left blank.

Board of Trustees

Steven R. Becker
Chairman

Charles V. Doherty
Joel D. Gingiss

Patrick B. Long
David P. Poitras

James J. Riebandt
Eustace K. Shaw




Start Investing Today...

For further information on any of the funds or fund services or to discuss which Fund may be appropriate for your investment needs, please contact your Wayne Hummer Investment Executive.



Chicago     Toll-free: 800-621-4477   Local: 312-431-1700
            300 South Wacker Drive   Chicago, Illinois 60606-6607

Appleton    Toll-free: 800-678-0833   Local: 920-734-1474
            200 East Washington Street   Appleton, Wisconsin 54911-5468

Internet    www.whummer.com

This brochure must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.



[Wayne Hummer logo}  Wh Wayne Hummer(R) Investments

300 South Wacker Drive
Chicago, Illinois 60606-6607




First Class
U.S. Postage
Paid
South Suburban, IL
Permit #3600

Wayne Hummer(R)
Growth Fund






[Photo of Thomas J. Rowland]
Thomas J. Rowland






Semi-Annual
Financial Statements (Unaudited)
September 30, 2000

Dear Fellow Shareholder:
This report presents the semi-annual financial statements of the Wayne Hummer Growth Fund (the "Fund") on September 30, 2000. The net asset value of a Fund share increased 15.1% from $37.13 on September 30, 1999 to $42.72 on September 30, 2000. If dividends as well as distributions from capital gains were reinvested during this period, the increase was 27.8%. During this same period the total return for the Russell Mid-Cap Index was 31.6%. For the first half of this fiscal year the return on this same basis was -4.6%, compared to 2.0% for the Russell Index*. During the first half of the current fiscal year, the Fund's Board of Trustees declared a dividend of $0.01 per share and a capital gain distribution of $2.03 payable to shareholders on April 25.

Much as we reported a year ago at this time, a very strong first half followed by a weak second half characterized the Fund's progress again over the previous year. Stock market participants endured extreme volatility during the past six months, though it was most pronounced in the final month of the period. The strong suit of the first half, technology stocks, became the albatross of the second, overwhelming the strong showing by the Fund's healthcare and financial stocks. This accounted for the Fund underperforming its midcap benchmark.

There was a wide disparity of how the markets performed, depending on which index one chose. This would seem to be reflective of changing market leadership and a continuing broadening of the market from a formerly narrow base. Big cap technology faltered while utilities, financials and healthcare were quite strong. The technology heavy NASDAQ Index declined by almost 19% in the semi-annual period and almost 29% from its record level of March. Midcap stock indices, benefiting from a broadening of the market this year, outperformed their large and smallcap counterparts.

Market participants, uncomfortable with the rallies of August, displayed their discomfort in September. The steady decline in the euro, rising energy prices, concern for the impact of the Fed's success in slowing the economy on corporate profits all converged as sources of instability in the last month. As a large number of negative pre-announcements of third earnings results unfolded, these fears were confirmed. Most of these did cite energy costs, the euro or sluggish European operations as culprits. Though usually a difficult month for the markets, this September was noteworthy. The S&P 500 (a proxy for large-cap stocks) had its steepest decline since 1986 and the NASDAQ composite had its worst September in its 29-year history. Year 2000 just might become the first election year that the S&P 500 Index will show a loss since 1960, when Richard
M. Nixon and John F. Kennedy vied for the Presidency.

The Euro has been in a steady decline since its introduction in January 1999. The demand for dollars and the rise in energy prices seem to be the two most important restraints at present. Problems with the Euro became headline news when Intel announced that revenues would be weaker due, in part, to the translation of European sales. However, multinational corporations don't generally repatriate their European profits back into dollars. They reinvest them in Europe. More important is the local currency revenue growth and, unfortunately, Europe was struggling before the rise in oil prices, which has only served to worsen its situation vis-a-vis the U.S. The dampened European economy could get a boost longer term from major structural changes, such as the move by Germany to reduce its corporate tax rate. Conversely, monetary intervention to support the Euro will likely prove short-lived.

No one should expect this year's oil price surge to turn into a sudden supply crisis, particularly if prices remain elevated and draw in additional supply. Fear of an oil shock like the one 27 years ago is unfounded. Then President Nixon instituted price and allocation controls to help curb inflation, and maintained import quotas, during a time of increasing demand and softening domestic supply. The Government's mishandling of the supply/demand forces then caused a far greater effect on the economy and inflation than will the free-market stance of today. That doesn't mean that our government shouldn't respond to OPEC's cartel power or that consumers won't feel the pinch, however. Higher oil prices act like a tax hike on the economy, but should affect it only marginally by slightly slowing GDP growth. In fact, if not for the ongoing oil price impact, it is arguable that the Fed might have had to tighten credit again. Importantly, gold prices have slipped even as crude oil prices have moved sharply higher, an indication that market expectations for inflation remain benign.

Despite recent wild swings in the market, we think that the environment for equities remains ideal. It is probably more important than ever to keep a positive long-term perspective in what appears to be a short-term world. Demographic trends, low inflation and the budget surplus still favor the stock market. While productivity growth may ebb and flow, it will most likely remain strong for some time as the impact of an aging and more productive work force continues to be felt. Low unemployment, as a result, has not become an impetus to inflationary pressures. Over the course of the 1990s, declining inflation expectations and interest rates occurred concurrent with the dwindling federal budget deficit and the ultimate swing to expanding surpluses, now for three consecutive years. The global competitive posture of the U.S. economy is unsurpassed. All of these factors represent strong underpinnings to continued growth in the stock market, albeit at a slower rate than that seen in the 1990s, as the new millennium unfolds.

As always, we are pleased to be a part of your long-term investment planning.

Sincerely,


/s/Thomas J. Rowland


Thomas J. Rowland, CFA
President and Portfolio Manager
Wayne Hummer Investment Trust

October 25, 2000

* Past performance is no guarantee of future results. Total returns are based on changes in net asset value. The S&P500 &Russell Mid-Cap are unmanaged portfolios and bear no expenses.

Portfolio Highlights

 Top 10 Stock Holdings as of 9/30/00: (% of total net assets)
================================================================================
 1.  Sun Microsystems, Inc. (Computers - Hardware)                       9.4%
 2.  Northern Trust Corporation (Banking)                                7.2
 3.  QUALCOMM Incorporated (Communications Equipment)                    6.1
 4.  ADC Telecommunications, Inc. (Communications Equipment)             5.6
 5.  Applied Materials, Inc. (Semiconductor Equipment)                   5.5
 6.  Cardinal Health, Inc. (Distributors - Food and Health)              5.1
 7.  Interpublic Group of Companies, Inc. (Services - Advertising
        and Marketing)                                                   3.6
 8.  Illinois Tool Works Inc. (Manufacturing - Diversified)              3.2
 9.  CVS Corporation (Retail - Drug Stores)                              2.7
10.  Avery Dennison Corporation (Manufacturing - Office Supplies
        and Forms)                                                       2.5

Portfolio holdings are subject to change and may not represent future portfolio composition.


Portfolio Changes 4/1/00 - 9/30/00
================================================================================
                                                        Share       Holdings
 Additions                                              Change     on 9/30/00
================================================================================
Avery Dennison Corporation                              25,000       95,000
Borders Group, Inc.                                     30,000      120,000
Concord EFS, Inc.                                       60,000       60,000
The Cooper Companies, Inc.                              43,000       43,000
Cintas Corporation                                       7,500       60,000
IDEX Corporation                                        50,000       50,000
Molex Inc.,  Class A                                    70,000       70,000
Photronics, Inc.                                        60,000      120,000
Western Wireless Corp., Class A                         10,000       60,000

                                                        Share       Holdings
Reductions                                             Change     on 9/30/00
================================================================================
Abbott Laboratories                                     50,000        - 0 -
ADC Telecommunications, Inc.                            20,000      360,000
Consolidated Papers, Inc.                              110,000        - 0 -
Manor Care, Inc.                                        40,000        - 0 -
Ohio Casulaty Corporation                               10,000       70,000
Office Depot, Inc.                                     150,000        - 0 -
Smucker (The J.M.) Company, Class B                     80,000        - 0 -
Sun Microsystems, Inc.                                  44,000      140,000
Wesley Jessen VisionCare, Inc.                           5,000      105,000

Performance Comparison

Wayne Hummer Growth Fund vs. S&P 500 Index and Russell Mid-Cap Index

Growth of $10,000 Investment for a 10 year period ended September 30, 2000

[Line Chart Here]

                Wayne Hummer    Russell     S&P 500
                 Growth Fund    Mid-Cap

Sep 90              10000       10000       10000
                    10980.5     11074.1     10887
                    12380.5     13341.6     12476.5
                    12592.2     13417.5     12421.6
Sep 91              13079.6     14411.7     13091.1
                    14148.8     15677.2     14188.2
                    14254.8     15921.4     13833.5
                    14152.7     15887.6     14081.1
Sep 92              15004       16506.1     14538.7
                    15614.7     18239       15275.8
                    15672.4     19230.5     15935.4
                    15470.5     19533.7     16000.8
Sep 93              15536.8     20579.2     16410.4
                    16173.5     20847.4     16902.7
                    15565       20231       16258.7
                    15377.7     19793.5     16314
Sep 94              16078.1     20919.4     17116.6
                    16025.7     20411.1     17113.2
                    17595.2     22535.6     18778.3
                    18047.3     24421.2     20551
Sep 95              18722.3     26586.5     22186.9
                    20003.3     27443.4     23520.3
                    20437.3     29094.8     24782.5
                    20810.3     29914.7     25880.4
Sep 96              21189.5     30851.7     26677.5
                    22379.8     32657.1     28907.7
                    22811.1     32389.7     29682.4
                    26128.3     36782.2     34856.1
Sep 97              28516.8     41666.1     37470.3
                    29135.2     42129.9     38550.9
                    32066.5     46683.1     43928.8
                    32077.6     45976.2     45378.4
Sep 98              28137.5     39161.7     40863.3
                    34248.6     46380.8     49563.1
                    34109.1     46161       52031.3
                    38228.6     51178.6     55699.5
Sep 99              35998.8     46782.2     52223.9
                    47320       54842.3     59989.6
                    48205.3     60372.4     61363.3
                    45565.8     57649.9     59733.2
Sep 00              46007.4     61574.2     59154.4






  Annualized returns for the
  following periods:                   1 year       5 year       10 year
================================================================================
  Wayne Hummer
  Growth Fund
  (assuming 2% sales charge)           25.25%       19.22%       16.49%
--------------------------------------------------------------------------------
  Wayne Hummer
  Growth  Fund
  (at net asset value)                 27.80%       19.70%       16.72%
--------------------------------------------------------------------------------
  Russell Mid-Cap Index                31.62%       18.29%       19.93%
--------------------------------------------------------------------------------
  S & P 500 Index                      13.27%       21.68%       19.42%
--------------------------------------------------------------------------------


The graph compares an initial investment of $10,000 invested in the Wayne Hummer Growth Fund, adjusted for the maximum sales charge of 2%, with the S&P 500 and Russell Mid-Cap Indices. The S&P 500 and Russell Mid-Cap are unmanaged and all returns include reinvestment of dividends and capital gain distributions. Past performance does not guarantee future results. Actual investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost.

Fund Overview

Established December 30, 1983, the investment objective of the Wayne Hummer Growth Fund (the "Fund") is to achieve long-term growth and current income is a secondary objective. An emphasis has been placed on identifying promising investments that would generally be characterized as mid-capitalization stocks.

The Fund's prospectus contains detailed information about permissible investments.


Services Available to Shareholders

Payroll Direct Deposit Plan
You may authorize your employer to deduct a specified amount from your payroll check to purchase additional shares of the Fund. Complete details are available from the Fund or your Wayne Hummer Investment Executive.

Systematic Investment Plan
What better way to start early and save regularly than with a Systematic Investment Plan. You may have subsequent purchases invested automatically each month. Your bank can send money from your bank account to the Fund. Request an application with full details from your Investment Executive or call the Fund directly.

Social Security Direct Deposit Plan
Instead of receiving a monthly check or sending it to your bank, you may use the Wayne Hummer Growth Fund to directly deposit your social security benefits. You will have to recognize a capital gain or loss each time you redeem from the Fund. Contact your Wayne Hummer Investment Executive for complete details.

IRA or Retirement Plans
Shares of the Wayne Hummer Growth Fund are a suitable addition to your IRA or pension plan. Contact your Wayne Hummer Investment Executive for complete details on the expanded options available for retirement planning, including the Roth IRA.

Internet Address: www.whummer.com
Those who enjoy using the computer to access information can view your account activity online. You can also find the prospectus and current prices for the Fund, along with daily market commentary and research information from Wayne Hummer Investments. Contact your Investment Executive or the Fund for more information.

Taxable Transactions for Non-Retirement Accounts
Each time you sell shares of the Fund, you must calculate the gain or loss attributed to that transactions. The Fund can provide you with the average cost basis of the shares sold if you opened the account after January 1, 1991. If you have not been getting an average cost statement and you have been calculating the cost basis on your account using the average cost method, you can provide the Fund with your most recent calculation. We will update our system so that any future redemptions will generate an Average Cost Statement that will be mailed to you in February. Contact the Fund or your Investment Executive for more information.

Statement of Assets and Liabilities

                                                                 Year ended
                                      September 30, 2000          March 31,
                                             (Unaudited)               2000
================================================================================
  Assets
  Investments, at value (Cost: $82,373,327
  and $76,462,566, respectively)            $174,947,343       $184,824,710
--------------------------------------------------------------------------------
  Cash                                            36,099             79,663
--------------------------------------------------------------------------------
  Receivable for investments sold                      0          1,597,759
--------------------------------------------------------------------------------
  Receivable for Fund Shares sold                 32,653             56,729
--------------------------------------------------------------------------------
  Dividends receivable                           131,725            123,450
--------------------------------------------------------------------------------
  Prepaid expenses                                 1,196             32,784
--------------------------------------------------------------------------------
  Insurance deposit                                3,846              3,846
================================================================================
  Total assets                               175,152,862        186,718,941
--------------------------------------------------------------------------------

  Liabilities and Net Assets
  Payable for investments purchased              789,783            854,484
--------------------------------------------------------------------------------
  Payable for Fund Shares redeemed               363,658             51,776
--------------------------------------------------------------------------------
  Due to Wayne Hummer Management Company         108,680            109,860
--------------------------------------------------------------------------------
  Accounts payable                                80,628             37,888
================================================================================
  Total liabilities                            1,342,749          1,054,008
================================================================================
  Net assets applicable to 4,069,131 and
  3,965,027 Shares outstanding, no par
  value, equivalent to $42.72 and
  $46.83 per Share, respectively            $173,810,113       $185,664,933
================================================================================

  Analysis of Net Assets

  Paid-in capital                            $73,880,206        $69,245,362
--------------------------------------------------------------------------------
  Net unrealized appreciation of investments  92,574,016        108,362,144
--------------------------------------------------------------------------------
  Undistributed net realized gain on sales
  of investments                               7,293,053          8,021,083
--------------------------------------------------------------------------------
  Undistributed net investment income             62,838             36,344
================================================================================
  Net assets applicable to Shares
  outstanding                               $173,810,113       $185,664,933
================================================================================

  The Pricing of Shares

  Net asset value and redemption price
  per Share ($173,810,113 / 4,069,131
  Shares outstanding and $185,664,933 /
  3,965,027 Shares outstanding,
  respectively)                                   $42.72             $46.83
================================================================================
  Maximum offering price per Share (net asset
  value, plus 2.02% of net asset value
  or 2% of offering price)*                       $43.59             $47.79
================================================================================

     * Sales charge of 2% was effective August 1,1999 for new accounts.

       See accompanying notes to the financial statements.

Statement of Operations

                                        Six months ended         Year ended
                                      September 30, 2000          March 31,
                                             (Unaudited)               2000
================================================================================
  Investment Income:
  Dividends                                     $738,567         $1,514,804
--------------------------------------------------------------------------------
  Interest                                       188,755            203,717
================================================================================
  Total investment income                        927,322          1,718,521
--------------------------------------------------------------------------------

  Expenses:

  Management fee                                 660,256          1,162,674
--------------------------------------------------------------------------------
  Professional fees                               65,100            130,334
--------------------------------------------------------------------------------
  Transfer agent fees                             24,600             54,950
--------------------------------------------------------------------------------
  Printing costs                                  26,559             46,266
--------------------------------------------------------------------------------
  Trustee fees                                    18,500             24,700
--------------------------------------------------------------------------------
  Custodian fees                                  15,781             24,700
--------------------------------------------------------------------------------
  Portfolio accounting fees                       15,301             23,380
--------------------------------------------------------------------------------
  Registration costs                              19,117             13,000
--------------------------------------------------------------------------------
  Other                                           16,000              9,960
================================================================================
  Total expenses                                 861,214          1,489,964
================================================================================
  Net investment income                           66,108            228,557
--------------------------------------------------------------------------------

  Net realized gain on sales of investments    7,313,638         17,348,361
--------------------------------------------------------------------------------
  Change in unrealized appreciation          (15,788,128)        37,667,702
================================================================================
  Net gain (loss) on investments              (8,474,490)        55,016,063
================================================================================

  Net increase (decrease) in net assets
  resulting from operations                  ($8,408,382)       $55,244,620
================================================================================

     See accompanying notes to financial statements.

Statement of Changes in Net Assets

                                        Six months ended         Year ended
                                      September 30, 2000          March 31,
                                             (Unaudited)               2000
================================================================================
  Operations:
  Net investment income                          $66,108           $228,557
--------------------------------------------------------------------------------
  Net realized gain on sales of investments    7,313,638         17,348,361
--------------------------------------------------------------------------------
  Change in net unrealized appreciation      (15,788,128)        37,667,702
================================================================================
  Net increase (decrease) in net assets
    resulting from operations                 (8,408,382)        55,244,620
--------------------------------------------------------------------------------

  Dividends to Shareholders from:
    Net investment income                        (39,614)          (279,121)
--------------------------------------------------------------------------------
  Net realized gain on investments            (8,041,668)       (15,091,239)
================================================================================
  Total dividends to Shareholders             (8,081,282)       (15,370,360)
--------------------------------------------------------------------------------

  Capital Share transactions:
    Proceeds from Shares sold                  3,825,466          9,071,553
--------------------------------------------------------------------------------
  Shares issued upon reinvestment
    of dividends                               7,721,298         14,720,172
================================================================================
                                              11,546,764         23,791,725
--------------------------------------------------------------------------------
  Less payments for Shares redeemed            6,911,920         17,494,746
================================================================================
  Increase from Capital Share transactions     4,634,844          6,296,979
================================================================================

  Total increase (decrease) in net assets    (11,854,820)        46,171,239
--------------------------------------------------------------------------------

  Net assets
  Beginning of period                        185,664,933        139,493,694
================================================================================
  End of period (including undistributed
  net investment income of $62,838
  and $36,344, respectively)                $173,810,113       $185,664,933
================================================================================

     See accompanying notes to financial statements.

Financial Highlights
(For a Share outstanding throughout each period)


                              Six months ended
                            September 30, 2000         Year ended March 31,
                                   (Unaudited)    2000     1999   1998    1997
================================================================================
  Net asset value,
    beginning of period                $46.83   $36.66   $36.10  $28.03  $26.37
--------------------------------------------------------------------------------

  Income from investment operations:
  Net investment income                  0.02     0.06     0.14    0.19    0.26
--------------------------------------------------------------------------------
  Net realized and unrealized gains
    on investments                      (2.09)   14.17     2.09   10.57    2.69
================================================================================
  Total from investment operations      (2.07)   14.23     2.23   10.76    2.95
--------------------------------------------------------------------------------

  Less distributions:
  Dividends from net investment income  (0.01)   (0.07)   (0.16)  (0.20)  (0.29)
--------------------------------------------------------------------------------
  Distributions from net realized gains
    on investments                      (2.03)   (3.99)   (1.51)  (2.49)  (1.00)
================================================================================
  Total distributions                   (2.04)   (4.06)   (1.67)  (2.69)  (1.29)
================================================================================

  Net asset value, end of period       $42.72   $46.83   $36.66  $36.10  $28.03
================================================================================
  Total Return (b)                     (4.56%)   41.33%    6.37%  40.57%  11.61%
--------------------------------------------------------------------------------

  Ratios and Supplementary Data
  Net assets, end of period ($000's)  173,810  185,665  139,494 140,743  104,214
--------------------------------------------------------------------------------
  Ratio of expenses to average
    net assets                         0.96%(a)  0.95%    0.94%    0.96%   0.99%
--------------------------------------------------------------------------------
  Ratio of net investment income to
    average net assets                 0.07%(a)  0.15%    0.41%    0.58%   0.97%
--------------------------------------------------------------------------------
  Portfolio turnover rate                 6%       10%      12%       7%      9%
--------------------------------------------------------------------------------


  Notes to Financial Highlights:

  a.) Determined on an annualized basis.

  b.) Excludes 2% sales charge which went into effect August 1, 1999.



     See accompanying notes to financial statements.

Portfolio of Investments
September 30, 3000 (Unaudited)


                                              Number of Shares         Value
================================================================================
Common Stocks (97.2%)

Basic Materials (1.8%)
RPM, Inc.                                         125,000            $1,132,813
Sonoco Products Company                           110,000             1,986,875
--------------------------------------------------------------------------------
                                                                      3,119,688

Consumer Cyclical (11.6%)
Autoliv, Inc.                                      40,920               797,940
H&R Block, Inc.                                    60,000             2,223,750
Borders Group, Inc. (b)                           120,000             1,672,500
Cintas Corporation                                 60,000             2,613,750
Devry, Inc. (b)                                    25,000               940,625
The Gap, Inc.                                      75,000             1,509,375
Interpublic Group of Companies, Inc.              185,000             6,301,562
LA-Z-Boy Incorporated                             110,000             1,601,875
Royal Caribbean Cruises Ltd.                      100,000             2,574,000
--------------------------------------------------------------------------------
                                                                     20,235,377

Energy (1.3%)
Burlington Resources, Inc.                         60,000             2,208,750
--------------------------------------------------------------------------------

Capital Goods (16.2%)
Avery Dennison Corporation                         95,000             4,405,625
Bacou USA, Inc. (b)                                65,000             1,685,937
Emerson Electric Co.                               50,000             3,350,000
Fastenal Company                                   70,000             4,033,750
IDEX Corporation                                   50,000             1,396,875
Illinois Tool Works Inc.                          100,000             5,587,500
Molex Incorporated Class A                         70,000             2,900,625
Pall Corporation                                  120,000             2,392,500
Regal-Beloit Corporation                          100,000             1,696,000
Thomas & Betts Corporation                         40,000               697,500
--------------------------------------------------------------------------------
                                                                     28,146,312

Communication Services (1.2%)
Western Wireless Corporation Class A (b)           60,000             2,137,500
--------------------------------------------------------------------------------






                                              Number of Shares         Value
================================================================================

Health Care and Pharmaceuticals (15.9%)
C. R. Bard, Inc.                                   60,000            $2,535,000
Cardinal Health, Inc.                             100,000             8,818,750
The Cooper Companies, Inc.                         43,000             1,521,125
Health Management Associates, Inc. (b)            120,000             2,497,500
Patterson Dental Company (b)                      150,000             3,375,000
Sybron International Corporation (b)               75,000             1,800,000
STERIS Corporation (b)                             60,000               720,000
Watson Pharmaceuticals, Inc. (b)                   35,000             2,270,625
Wesley Jessen VisionCare, Inc. (b)                105,000             4,035,938
--------------------------------------------------------------------------------
                                                                     27,573,938

Financials (12.9%)
AON Corporation                                    67,500             2,649,375
Cincinnati Financial Corporation                   90,000             3,195,000
Northern Trust Corporation                        140,000            12,442,500
Ohio Casualty Corporation                          70,000               444,062
Old Republic International Corporation            150,000             3,609,375
--------------------------------------------------------------------------------
                                                                     22,340,312

Consumer Staples (6.0%)
CVS Corporation                                   100,000             4,631,250
McCormick & Company, Incorporated                 100,000             2,975,000
PepsiCo, Inc.                                      60,000             2,760,000
--------------------------------------------------------------------------------
                                                                     10,366,250

Technology (30.3%)
ADC Telecommunications, Inc. (b)                  360,000             9,680,625
Applied Materials, Inc. (b)                       160,000             9,490,000
Concord EFS, Inc. (b)                              60,000             2,130,938
Kronos Incorporated (b)                            60,000             1,800,000
Photronics, Inc. (b)                              120,000             2,617,500
QUALCOMM Incorporated (b)                         150,000            10,687,500
Sun Microsystems, Inc. (b)                        140,000            16,345,000
--------------------------------------------------------------------------------
                                                                     52,751,563
================================================================================
Total Common Stocks
(Cost:  $76,305,674)                                                168,879,690
================================================================================

                                             Number of Shares         Value
================================================================================

Short-Term Investments (3.5%)
Federal Home Loan Bank
6.48%, 10/06/00                                                     $2,248,006
United States Treasury Bills
5.99% - 6.48%,
10/05/00 - 11/09/00                                                  3,819,647
================================================================================
Total Short-Term Investments
(Cost: $6,067,653)                                                   6,067,653
================================================================================




                                                                      Value
================================================================================

Total Investments
(Cost: $82,373,327) (100.7%)                                      $174,947,343

Cash and Other Assets,
Less Liabilities (-0.7%)                                            (1,137,230)
================================================================================

Net Assets (100.0%)                                                $173,810,113
================================================================================



Notes to Portfolio of Investments:

(a) Interest rates on short-term investments represent annualized yield to date of maturity.
(b) Non-income producing security.
(c) Based on the cost of investments of $82,373,327 for federal income tax purposes at September 30, 2000, the aggregate gross unrealized appreciation was $97,918,647, the aggregate gross unrealized depreciation was $5,344,631 and the net unrealized appreciation of investments was $92,574,016.



Notes to Financial Statements

Organization:
Wayne Hummer Investment Trust (the "Trust"), is an open-end investment company organized as a Massachusetts business trust. The Trust consists of four investment portfolios, Wayne Hummer CorePortfolio Fund, Wayne Hummer Growth Fund, Wayne Hummer Income Fund and Wayne Hummer Money Market Fund, each operating as a separate mutual fund. Presented herein are the financial statements of the Wayne Hummer Growth Fund (the "Fund"). The Fund commenced investment operations on December 30, 1983, and may issue an unlimited number of full and fractional units of beneficial interest (Shares) without par value. The investment objective of the Fund is to achieve long-term capital growth.

1. Significant Accounting Policies

Security Valuation
Investments are stated at value. Each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sale price on that day. If there has been no sale on such day, the last reported sale price prior to that day is utilized if such sale is between the closing bid and asked price of the current day. If the last price on a prior day is not between the current day's closing bid and asked price, then the value of such security is taken to be the mean between the current day's closing bid and asked price. Any unlisted security for which last sale information is not regularly reported and any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available is valued at the highest closing bid price determined on the basis of reasonable inquiry, except that debt securities having a remaining maturity of 60 days or less are valued on an amortized cost basis. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees.

Security Transactions and Investment Income
Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes amortization of money market instrument premium and discount.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. In those cases, actual results may differ from estimates.

2. Fund Share Valuation and Dividends to Shareholders
Prior to August 1, 1999, the Fund Shares were sold and redeemed on a continuous basis at net asset value. Effective August 1, 1999, the Fund Shares are sold subject to a 2% sales charge for new accounts opened after this date. Net asset value per Share is determined on each day the New York Stock Exchange is open as of the close of regular trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding.

Ordinary income dividends are normally declared and paid in April, July, October, and December. Capital gains dividends, if any, are paid at least annually. Dividends will be reinvested in additional Shares unless a Share-holder requests payment in cash. Dividends payable to Shareholders are recorded by the Fund on the ex-dividend date. On October 20, 2000, an ordinary income dividend of $0.01 per Share was declared, payable October 23, 2000, to Shareholders of record on October 19, 2000.

3. Federal Income Taxes
It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax provision is required.

4. Transactions with Affiliates
The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Management Company ("Investment Adviser"). For advisory and management services and facilities furnished, the Fund pays fees of .80 of 1% on the first $100 million of average daily net assets, .65 of 1% of the next $150 million of average daily net assets and .50 of 1% of the average daily net assets in excess of $250 million. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceeds 1.50% of the average daily net assets of the Fund. During the period ended September 30, 2000 and the year ended March 31, 2000, the Fund incurred management fees of $660,256 and $1,162,674, respectively.

For portfolio accounting services, the Fund pays the Investment Adviser a fee based on the level of average daily net assets plus out-of-pocket expenses.

The shareholders of the Investment Adviser are the Voting Members of Wayne Hummer Investments LLC ("WHI"). WHI serves as Shareholder Service Agent without compensation from the Fund. WHI also serves as Distributor and received commissions of $37,516 and $27,740 from the sale of Fund Shares during the period ended September 30, 2000 and the year ended March 31, 2000, respectively, all of which were paid to brokers affiliated with the Distributor.

Certain trustees of the Fund are also officers or directors of the Investment Adviser or Voting Members of WHI. During the period ended September 30, 2000 and the year ended March 31, 2000, the Fund made no direct payments to its officers and incurred trustee fees for its disinterested trustees of $18,500 and $24,700, respectively.

5. Investment Transactions
Investment transactions (excluding money market instruments) are as follows:

                                        Six months          Year
                                             ended         ended
                                      September 30,     March 31,
                                              2000          2000
================================================================================
  Purchases                            $11,061,646   $15,997,325
--------------------------------------------------------------------------------
  Proceeds from sales                  $15,793,231   $26,012,048
--------------------------------------------------------------------------------



6. Fund Share Transactions
Proceeds and payments on Fund Shares as shown in the Statement of Changes in Net Assets are in respect of the following number of shares:

                                        Six months          Year
                                             ended         ended
                                      September 30,      March 31,
                                              2000           2000
================================================================================
  Shares sold                               87,571        224,355
--------------------------------------------------------------------------------
  Shares issued upon
  reinvestment of dividends                174,967        376,093
================================================================================
                                           262,538        600,448
--------------------------------------------------------------------------------
  Shares redeemed                         (158,434)      (440,343)
================================================================================
  Net increase in
  Shares outstanding                       104,104        160,105
================================================================================

7. Federal Tax Status of 2000 Dividends
The income dividends and short-term capital gain distributions are taxable as ordinary income. The dividends paid to you, whether received in cash or reinvested in Shares, must be included on your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations. An amount equal to 100% of ordinary income dividends paid during 2000 qualifies for the dividends-received deduction available to corporations as provided by the Internal Revenue Code.

This Page Intentionally Left Blank.

Board of Trustees

Steven R. Becker
Chairman

Charles V. Doherty
Joel D. Gingiss

Patrick B. Long
David P. Poitras

James J. Riebandt
Eustace K. Shaw



Start Investing Today...

For further information on any of the funds or fund services or to discuss which Fund may be appropriate for your investment needs, please contact your Wayne Hummer Investment Executive.



Chicago     Toll-free: 800-621-4477   Local: 312-431-1700
            300 South Wacker Drive   Chicago, Illinois 60606-6607

Appleton    Toll-free: 800-678-0833   Local: 920-734-1474
            200 East Washington Street   Appleton, Wisconsin 54911-5468

Internet    www.whummer.com

This brochure must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.

[Wayne Hummer Logo] Wh Wayne Hummer (R) Investments


300 South Wacker Drive
Chicago, Illinois 60606-6607




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



WAYNE HUMMER(R)
INCOME FUND







[Photo of David P. Poitras]
DAVID P. POITRAS



SEMI-ANNUAL
FINANCIAL STATEMENTS (UNAUDITED)
September 30, 2000

DEAR FELLOW SHAREHOLDER:
The following discussion with portfolio manager David P. Poitras details the investment environment and strategies that affected the Wayne Hummer Income Fund (the Fund) over the past six months. Mr. Poitras has been the Fund's portfolio manager since its inception on December 1, 1992. He also manages the Wayne Hummer Money Market Fund portfolio.

PLEASE DESCRIBE THE RECENT INVESTMENT CLIMATE FOR FIXED INCOME SECURITIES.
The performance of the bond markets has been strong over recent months--especially compared to last year's dreadful showing. Government notes, bonds and mortgage-backed securities have performed particularly well. The corporate bond market has struggled recently, but it too has produced positive results.

WHY DID THE BOND MARKETS PERFORM SO POORLY LAST YEAR, YET SO WELL THIS YEAR?
The Federal Reserve Bank increased short-term interest rates six times--for a total of 1.75 percent--between June, 1999 and May, 2000. The Fed pushed short-term interest rates to 6.50%; long-term treasury bond rates peaked in mid-January at 6.75%. The Fed's goal was to slow the economy enough to quash inflationary pressures, but not so much as to push the economy into a recession. Initially--meaning the latter half of 1999--the bond markets reacted negatively to the interest rate hikes.

This year--the first three quarters of 2000, interest rates on treasury securities fell sharply, pushing prices higher. Two-year notes now yield 5.95%; 30-year bonds yield 5.90%. The bond markets rallied for two reasons. First, economic indicators began pointing toward a slowdown. As a result, the Fed has not changed interest rates since May. Second, the Treasury Department began aggressively repurchasing outstanding treasury notes and bonds. Investors responded to the reduced supply of treasuries by pushing prices higher.

HOW DID THE WAYNE HUMMER INCOME FUND PERFORM IN THIS ENVIRONMENT?
Over the past six months, the Fund paid income dividends of $0.43 per share. At quarter-end, the SEC yield of the Fund was 6.42%. The Fund's share price ended the quarter at $14.75, up from $14.65 at March 31, 2000.

For the six-month and one-year periods ended September 30, 2000, the Fund produced total returns--that's dividend income plus or minus changes in the Fund's share price--of 3.69% and 5.55%, respectively.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?
Bond performance--or total return--is determined by two components: interest income and price change. Overall, the income generated from the Fund's portfolio of notes and bonds produced the greatest impact on the Fund's total return during the past six months. The price changes were mixed. The Fund's treasury holdings rose in price, while the corporate holdings fell modestly.

YOU SAID THE CORPORATE BOND MARKET HAS STRUGGLED RECENTLY. PLEASE EXPLAIN.
As the economy slows, earnings of many companies will decline. Earnings provide the major source of creditor protection. So as earnings fall, credit quality also falls and bond buyers then demand higher yields, or lower bond prices.

WHY DOES THE FUND HOLD CORPORATE ISSUES?
Corporate notes and bonds often provide high yields and good performance, so we typically allocate a heavy weighting of the Fund's holdings to these issues. At quarter end, 56% of the Funds holdings were corporate issues, down from 60% six months earlier. We reduced the corporate allocation in favor of U.S. treasury and agency issues.

DID YOU MAKE OTHER CHANGES TO THE PORTFOLIO OVER THE RECENT PAST?
Yes. While interest rates were falling, we extended the duration of the portfolio to 4.41 years from 4.31 years. Duration is a measure of the portfolio's sensitivity to interest rate changes. Generally, when interest rates fall, longer-duration portfolios produce a greater rise in value than shorter-duration portfolios. By extending the portfolio's duration, our goal was to lock in higher yields for longer periods of time. We did this, primarily, through the purchase of intermediate and longer-term U.S. treasury and agency issues.

WHAT STRATEGIES WILL YOU MOST LIKELY FOLLOW OVER THE NEXT FEW MONTHS?
We hold a neutral interest rate forecast at this time. The treasury market remains strong on the belief that: 1) the Federal Reserve Bank will not increase short-term interest rates further; 2) economic activity will continue to slow; and 3) the Department of Treasury will continue to repurchase treasury notes and bonds. We believe the treasury market will hold on to this year's gains, but further increases in bond prices seem unlikely at this time. As a result, we do not expect to change the duration of the portfolio significantly from its current level.

One sector that may soon offer particular value is the corporate bond market. As mentioned, this market has struggled recently under the weight of the slowing economy. If the corporate sell-off accelerates, we will look for opportunities to increase the Fund's exposure to corporate notes and bonds.

Sincerely,


/s/ David P. Poitras

David P. Poitras
Portfolio Manager

October 17, 2000

PORTFOLIO HIGHLIGHTS

The investment philosophy of the Fund is to invest primarily in intermediate-term fixed-income securities.

TOP 10 BOND HOLDINGS AS OF 9/30/00: (% of total net asset)
================================================================================

  1. United States Treasury Note, 7.50%, 11/15/16
  2. United States Treasury Note, 6.13%, 08/15/07
  3. Federal Home Loan Mortgage Corp., 8.00%, 03/15/21
  4. United Airlines, Inc., 9.76%, 05/27/06
  5. Federal Home Loan Mortgage Corp., 7.10%, 04/10/07
  6. NYNEX Corp., 9.55%, 05/01/10
  7. Canadian Pacific Ltd., 8.85%, 06/01/22
  8. Federal Home Loan Mortgage Corp., 8.00%, 04/15/22
  9. Federal National Mortgage Association, 8.00%, 02/25/07
 10. Georgia Pacific Corp., 9.50%, 05/15/22

The top ten holdings represent 46% of total net assets.


PORTFOLIO COMPOSITION AS OF 9/30/00: (% of total net asset)
================================================================================
[PIE CHART HERE]

56%  CORPORATE BONDS

22%  U.S. GOVERNMENT AND AGENCY BONDS

18%  MORTGAGE-BACKED SECURITIES

 1%  PREFERRED STOCK

 3%  CASH & OTHER

Portfolio holdings are subject to change and may not represent future portfolio composition.



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PERFORMANCE COMPARISON

WAYNE HUMMER INCOME FUND VS. MERRILL LYNCH CORPORATE AND GOVERNMENT INDEX OF 1 TO 9.99 YEAR MATURITIES

Value of $10,000 initial investment from inception through September 30, 2000.



LINE CHART:


                INCOME          MERRILL
                 FUND            LYNCH


Dec 92          9936.1          10130.2
Mar 93         10327.7          10531.1
Jun 93         10630.4          10751.2
Sep 93         10969            11004.3
Dec 93         10998.5          11022.5
Mar 94         10783.7          10812
Jun 94         10615.6          10750.9
Sep 94         10644.7          10836.5
Dec 94         10727.2          10831.1
Mar 95         11232            11303.2
Jun 95         11749.8          11867.8
Sep 95         11996            12062.4
Dec 95         12394.1          12490.9
Mar 96         12219.6          12389.2
Jun 96         12288.6          12462.1
Sep 96         12469            12680.8
Dec 96         12828.1          12993.3
Mar 97         12747.9          12986.6
Jun 97         13190.9          13368.1
Sep 97         13615            13728.6
Dec 97         13985.7          14024.8
Mar 98         14182.6          14249.4
Jun 98         14453.6          14517.6
Sep 98         14995            15157.7
Dec 98         15016.5          15211.8
Mar 99         14855.4          15183.8
Jun 99         14762.3          15123.2
Sep 99         14889            15266.9
Dec 99         14848.4          15282.4
Mar 00         15156.6          15509.1
Jun 00         15288            15766.7
Sep 00         15714            16215.1







AVERAGE ANNUAL TOTAL RETURN

================================================================================
  WAYNE HUMMER INCOME FUND
================================================================================


  Period Ended            At net           Maximum 1%
  9/30/00                 asset value      Sales Charge
  1 Year                  5.55%            4.49%
--------------------------------------------------------------------------------
  5 Years                 5.55%            5.34%
--------------------------------------------------------------------------------
  12/1/92-9/30/00         6.08%            5.94%
--------------------------------------------------------------------------------


================================================================================
  MERRILL LYNCH CORPORATE AND GOVERNMENT INDEX OF 1 TO 9.99 YEARS
================================================================================


  Period Ended
  9/30/00

  1 Year                  6.21%
--------------------------------------------------------------------------------
  5 Years                 6.09%
--------------------------------------------------------------------------------
  12/1/92-9/30/00         6.37%
--------------------------------------------------------------------------------
Note: This graph compares an initial $10,000 investment in Wayne Hummer Income Fund on December 1, 1992, adjusted for the maximum sales charge of 1%, with the Merrill Lynch Corporate and Government Index, which is unmanaged. All returns include reinvested dividends. Past performance does not guarantee future results. Actual investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

FUND OVERVIEW

Established in 1992, the investment objective of the Wayne Hummer Income Fund (the "Fund") is to achieve as high a level of current income as is consistent with prudent investment management. The Fund invests primarily in intermediate-term corporate and U.S. government & agency securities.

The Fund's prospectus contains detailed information about permissible investments.


SERVICES AVAILABLE TO SHAREHOLDERS

PAYROLL DIRECT DEPOSIT PLAN
You may authorize your employer to deduct a specified amount from your payroll check to purchase additional shares of the Fund. Complete details are available from the Fund or your Wayne Hummer Investment Executive.

SYSTEMATIC INVESTMENT PLAN
What better way to start early and save regularly than with a Systematic Investment Plan. You may have subsequent purchases invested automatically each month. Your financial institution can send money from your account to the Fund. Request an application with full details from your Investment Executive or call the Fund directly.

SOCIAL SECURITY DIRECT DEPOSIT PLAN
Instead of receiving a monthly check or sending it to your bank, you may use the Wayne Hummer Income Fund to directly deposit your social security benefits. You can easily access the money you need, while the rest continues to earn dividends. You will have to recognize a capital gain or loss each time you redeem from the Fund. Contact your Wayne Hummer Investment Executive for complete details.

IRA OR RETIREMENT PLANS
Shares of the Wayne Hummer Income Fund are a suitable addition to your IRA or pension plan. Contact your Wayne Hummer Investment Executive for complete details on the expanded options available for retirement planning, including the Roth IRA.

INTERNET ADDRESS: WWW.WHUMMER.COM
Those who enjoy using the computer to access information can view your account activity online. You can also find the prospectus and current prices for the Fund, along with daily market commentary and research information from Wayne Hummer Investments. Contact your Investment Executive or the Fund for more information.

TAXABLE TRANSACTIONS FOR NON-RETIREMENT ACCOUNTS
Each time you sell shares of the Fund, you must calculate the gain or loss attributed to that transaction. The Fund can provide you with the average cost basis of the shares sold if you opened the account after January 1, 1991. If you have not been getting an average cost statement and you have been calculating the cost basis on your account using the average cost method, you can provide the Fund with your most recent calculation. We will update our system so that any future redemptions will generate an Average Cost Statement that will be mailed to you in February. Contact the Fund or your Investment Executive for more information.

STATEMENT OF ASSETS AND LIABILITIES

================================================================================
                                       SEPTEMBER 30, 2000          MARCH 31,
                                              (UNAUDITED)               2000
================================================================================

  ASSETS
  Investments, at value (Cost: $17,357,805   $16,900,066        $17,787,686
  and $18,396,914, respectively)
--------------------------------------------------------------------------------
  Cash                                            13,565             43,323
--------------------------------------------------------------------------------
  Interest receivable                            310,420            317,488
--------------------------------------------------------------------------------
  Receivable for Fund Shares sold                    126                211
--------------------------------------------------------------------------------
  Receivable for investments sold                207,692                346
--------------------------------------------------------------------------------
  Prepaid expenses                                15,078             18,221
================================================================================
  Total assets                                17,446,947         18,167,275
--------------------------------------------------------------------------------

  LIABILITIES AND NET ASSETS
  Payable for Fund Shares redeemed                     0            100,015
--------------------------------------------------------------------------------
  Payable for investment purchased               204,066                  0
--------------------------------------------------------------------------------
  Dividends payable                               11,486              8,094
--------------------------------------------------------------------------------
  Due to Wayne Hummer Management Company           7,049              7,672
--------------------------------------------------------------------------------
  Accounts payable                                 9,291             18,579
================================================================================
  Total liabilities                              231,892            134,360
================================================================================
  Net assets applicable to 1,166,801 and
  1,230,531 Shares outstanding, no par
  value, equivalent to $14.75 and $14.65
  per Share, respectively                    $17,215,055        $18,032,915
================================================================================

  ANALYSIS OF NET ASSETS
  Paid-in capital                            $18,529,105        $19,456,215
--------------------------------------------------------------------------------
  Net unrealized depreciation of investments    (457,739)          (609,228)
--------------------------------------------------------------------------------
  Accumulated net realized loss on
  sales of investments                          (856,311)          (814,072)
================================================================================
  Net assets applicable to Shares
  outstanding                                $17,215,055        $18,032,915
================================================================================

  THE PRICING OF SHARES
  Net asset value and redemption price per
  Share ($17,215,055 / 1,166,801 Shares
  outstanding and $18,032,915 / 1,230,531
  Shares outstanding, respectively)               $14.75             $14.65
================================================================================
  Maximum offering price per share (net asset
  value, plus 1.01% of net asset value
  or 1% of offering price)*                       $14.90             $14.80
================================================================================

  *Sales charge of 1% was effective August 1, 1999 for new accounts opened.




                See accompanying notes to financial statements.

STATEMENT OF OPERATIONS


================================================================================
                                         SIX MONTHS ENDED         YEAR ENDED
                                       SEPTEMBER 30, 2000          MARCH 31,
                                              (UNAUDITED)               2000
================================================================================

  INVESTMENT INCOME:
  Interest                                      $605,655         $1,304,350
--------------------------------------------------------------------------------
  Dividends                                        5,700                  0
================================================================================
  Total investment income                        611,355          1,304,350
--------------------------------------------------------------------------------

  EXPENSES:
  Management fee                                  43,693             95,654
--------------------------------------------------------------------------------
  Professional fees                                8,773             32,371
--------------------------------------------------------------------------------
  Transfer agent fees                             11,436             23,086
--------------------------------------------------------------------------------
  Portfolio accounting fees                        8,114             17,313
--------------------------------------------------------------------------------
  Printing costs                                   5,600              8,504
--------------------------------------------------------------------------------
  Registration costs                               6,600              7,378
--------------------------------------------------------------------------------
  Custodian fees                                   3,900              7,100
--------------------------------------------------------------------------------
  Trustee fees                                     1,866              3,200
--------------------------------------------------------------------------------
  Other                                              900              1,840
================================================================================
  Total expenses                                  90,882            196,446
================================================================================
  Net investment income                          520,473          1,107,904
--------------------------------------------------------------------------------

  Net realized loss on sales of investments      (44,517)           (47,407)
--------------------------------------------------------------------------------
  Change in net unrealized depreciation          151,489           (708,313)
================================================================================
  Net realized and unrealized gain (loss)
  on investments                                 106,972           (755,720)
--------------------------------------------------------------------------------

  Net increase in net assets resulting
  from operations                               $627,445           $352,184
================================================================================






                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

================================================================================
                                         SIX MONTHS ENDED         YEAR ENDED
                                       SEPTEMBER 30, 2000          MARCH 31,
                                              (UNAUDITED)               2000
================================================================================
  OPERATIONS:
  Net investment income                         $520,473         $1,107,904
--------------------------------------------------------------------------------
  Net realized loss on sales of investments      (44,517)           (47,407)
--------------------------------------------------------------------------------
  Change in net unrealized depreciation          151,489           (708,313)
================================================================================
  Net increase in net assets resulting
     from operations                             627,445            352,184
--------------------------------------------------------------------------------

  DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                         (518,195)        (1,086,195)
--------------------------------------------------------------------------------

  CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares sold                      179,776          1,522,907
--------------------------------------------------------------------------------
  Shares issued upon reinvestment of dividends   392,910            836,426
================================================================================
                                                 572,686          2,359,333
--------------------------------------------------------------------------------
  Less payments for Shares redeemed            1,499,796          3,919,788
================================================================================
  Decrease from Capital Share transactions      (927,110)        (1,560,455)
================================================================================

  Total decrease in net assets                  (817,860)        (2,294,466)
--------------------------------------------------------------------------------

  NET ASSETS:
  Beginning of period                         18,032,915         20,327,381
================================================================================
  End of period                              $17,215,055        $18,032,915
================================================================================





                 See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
(For a Share outstanding throughout each period)


================================================================================
                           SIX MONTHS ENDED
                         SEPTEMBER 30, 2000          YEAR ENDED MARCH 31,
                                (UNAUDITED)     2000    1999    1998    1997
================================================================================

  NET ASSET VALUE, BEGINNING
   OF PERIOD                       $14.65       $15.21  $15.38  $14.66  $14.95
--------------------------------------------------------------------------------

  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income              0.43        0.90     0.89    0.94    0.92
--------------------------------------------------------------------------------
  Net realized and unrealized
    gain (loss) on investments       0.10       (0.56)   (0.17)   0.72   (0.29)
================================================================================
  Total from investment operations   0.53        0.34     0.72    1.66    0.63
--------------------------------------------------------------------------------

  LESS DISTRIBUTIONS:
  Dividends from net investment
    income                          (0.43)      (0.90)   (0.89)  (0.94)  (0.92)
--------------------------------------------------------------------------------
  Dividends from net realized gain
    on investments                      -           -        -      -       -
================================================================================
  Total distributions               (0.43)      (0.90)   (0.89)  (0.94)  (0.92)
--------------------------------------------------------------------------------

  NET ASSET VALUE, END OF PERIOD   $14.75      $14.65   $15.21  $15.38  $14.66
================================================================================
  TOTAL RETURN (b)                   3.69%       2.03%    4.74%  11.25%  4.32%
--------------------------------------------------------------------------------

  RATIOS AND SUPPLEMENTARY DATA
  Net assets,
   end of period (000's)          $17,215     $18,033  $20,327 $21,304 $21,998
--------------------------------------------------------------------------------
  Ratio of expenses to average
    net assets                       1.04%(a)    1.02%    1.01%   1.01%   1.01%
--------------------------------------------------------------------------------
  Ratio of net investment income to
    average net assets               5.96%(a)    5.78%    5.78%   6.00%   6.25%
--------------------------------------------------------------------------------
  Portfolio turnover rate              10%         11%      37%     28%     39%
--------------------------------------------------------------------------------


  NOTES TO FINANCIAL HIGHLIGHTS:
  (a) Determined on an annualized basis.
  (b) Excludes 1% sales charge.





                 See accompanying notes to financial statements.

Portfolio of Investments
September 30, 2000 (Unaudited)


                                         Principal Amount             Value
================================================================================


Corporate Obligations (55.6%)
Auto & Machinery (5.3%)
Johnson Controls, Inc.,
7.70%, 03/01/15                         $410,000                     $419,455
Parker-Hannifin Corporation,
9.75%, 02/15/21                          480,000                      503,179
--------------------------------------------------------------------------------
                                                                      922,634

Banks & Finance (8.3%)
Ford Motor Credit Company,
6.13%, 01/09/06                          500,000                      472,405
Norwest Corporation, 7.65%,
03/15/05                                 360,000                      368,438
St. Paul Bancorp, Inc., 7.13%,
02/15/04                                 100,000                       98,353
Sears Roebuck Acceptance
Corp., 6.75%, 09/15/05                   500,000                      485,285
--------------------------------------------------------------------------------
                                                                    1,424,481

Insurance (3.2%)
American General Corp.,
7.75%, 04/01/05                          285,000                      290,492
Continental Corp., 7.25%,
03/01/03                                 260,000                      254,665
--------------------------------------------------------------------------------
                                                                      545,157

Oil and Gas (4.0%)
Northwest Natural Gas
Company, 6.80%, 05/21/07                 200,000                      201,496
Pennzoil Company, 10.25%,
11/01/05                                 436,000                      482,273
--------------------------------------------------------------------------------
                                                                      683,769

Paper & Forest Products (5.7%)
Champion International
Corporation, 6.40%,
02/15/26                                 500,000                      473,465
Georgia Pacific Corporation,
9.50%, 05/15/22                          500,000                      506,335
--------------------------------------------------------------------------------
                                                                      979,800

Telecommunications (4.6%)
Mountain States Telephone
& Telegraph Co.,
5.50%, 06/01/05                          269,000                      251,321
NYNEX Corporation, 9.55%,
05/01/10                                 507,788                      542,577
--------------------------------------------------------------------------------
                                                                      793,898

================================================================================
                                     Principal Amount                 Value
================================================================================

Transportation (10.9%)
Canadian Pacific Limited,
8.85%, 06/01/22                         $500,000                     $530,545
Union Pacific Corporation,
6.13%, 01/15/04                          500,000                      482,070
United Air Lines, Inc., 9.76%,
05/27/06                                 820,858                      857,936
--------------------------------------------------------------------------------
                                                                    1,870,551

Other (13.6%)
Browning-Ferris Industries,
Inc., 6.38%, 01/15/08                    500,000                      393,820
Crown, Cork & Seal Company,
Inc., 8.38%, 01/15/05                    400,000                      369,304
Eastman Kodak Company,
9.75%, 10/01/04                          428,000                      468,005
Inco Ltd., Convertible
Debenture, 7.75%,
03/15/16                                 500,000                      449,375
Ingersoll-Rand Company,
6.02%, 02/15/28                          500,000                      496,785
Union Carbide Corp., 6.79%,
06/01/25                                 170,000                      167,661
--------------------------------------------------------------------------------
                                                                    2,344,950
--------------------------------------------------------------------------------

Total Corporate Obligations
(Cost: $9,930,721)                                                  9,565,240
--------------------------------------------------------------------------------

Municipality - Taxable (1.5%)
Virginia State Housing
Development Authority, 7.95%,
05/01/13 (Cost: $254,513)                250,000                      257,960
--------------------------------------------------------------------------------

Mortgage-Backed Securities (18.0%)

Collateralized Mortgage Obligations  (15.2%)
Federal Home Loan Mortgage Corporation (12.3%)
7.50%, 11/15/08                          500,000                      500,840
8.50%, 05/01/17                          131,410                      135,722
8.00%, 03/15/21                          960,821                      971,428
8.00%, 04/15/22                          500,000                      509,110
--------------------------------------------------------------------------------
                                                                    2,117,100
Federal National Mortgage Association (2.9%)
8.00%, 02/25/07                          500,000                      508,070
--------------------------------------------------------------------------------

                                    Principal Amount                   Value
================================================================================

Federal National
Mortgage Association (2.3%)
10.50%, 01/01/16                         $35,238                      $37,984
10.50%, 06/01/19                          90,045                       97,260
9.00%, 12/01/19                           52,502                       54,073
8.50%, 06/25/21                           95,373                       98,256
8.00%, 12/01/22                          103,553                      104,841
--------------------------------------------------------------------------------
                                                                      392,414
Government National
Mortgage Association (0.5%)
9.00%, 02/20/27                           82,990                       84,749
--------------------------------------------------------------------------------

Total Mortgage-Backed Securities
(Cost: $3,149,204)                                                  3,102,333
--------------------------------------------------------------------------------

U.S. Government and Agency Issues (22.3%)
Federal National Mortgage Association
7.13%, 02/15/05                          350,000                      357,500
Federal Home Loan Mortgage Corp.
7.10%, 04/10/07                          750,000                      768,030
U.S. Treasury Note, 6.13%,
08/15/07                               1,275,000                    1,288,541
U.S. Treasury Note, 7.50%,
11/15/16                              $1,250,000                    1,424,212
--------------------------------------------------------------------------------

Total U.S. Government and Agency Issues
(Cost: $3,898,917)                                                  3,838,283
--------------------------------------------------------------------------------

================================================================================
                                    Principal Amount                   Value
================================================================================

Preferred Stock (0.8%)
Harris Preferred Capital
Corporation, 7.38%                       4,000                        $88,000
Virginia Power Capital
Trust I, 8.05%                           2,000                         48,250
--------------------------------------------------------------------------------

Total Preferred Stock
(Cost: $124,450)                                                      136,250
--------------------------------------------------------------------------------

Total Investments (98.2%)
(Cost: $17,357,805)                                                16,900,066

Cash and Other Assets,
Less Liabilities (1.8%)                                               314,989
--------------------------------------------------------------------------------

Net Assets (100.0%)                                               $17,215,055
================================================================================




NOTE TO PORTFOLIO OF INVESTMENTS:
(a) Based on the cost of investments of $17,357,805 for federal income tax purposes at September 30, 2000, the aggregate gross unrealized appreciation was $58,495, the aggregate gross unrealized depreciation was $516,234 and the net unrealized depreciation of investments was $457,739.




NOTES TO FINANCIAL STATEMENTS

ORGANIZATION:
Wayne Hummer Investment Trust (the "Trust") is an open-end management company organized as a Massachusetts business trust. The Trust consists of four investment portfolios, Wayne Hummer CorePortfolio Fund, Wayne Hummer Growth Fund, Wayne Hummer Income Fund and Wayne Hummer Money Market Fund, each operating as a separate mutual fund. Presented herein are the financial statements of the Wayne Hummer Income Fund (the "Fund"). The Fund commenced investment operations on December 1, 1992, and may issue an unlimited number of full and fractional units of beneficial interest (Shares) without par value. The investment objective of the Fund is to achieve as high a level of current income as is consistent with prudent capital management.

1. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION
Fixed income securities are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Other securities for which no market quotations are available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities having a remaining maturity of less than 60 days are valued at cost (or, if purchased more than 60 days prior to maturity, the market value on the 61st day prior to maturity) adjusted for amortization of premiums and accretion of discounts.

SECURITY TRANSACTIONS AND INVESTMENT INCOME Security transactions are accounted for on the trade date. Interest income is deter-mined on an accrual basis, adjusted for amortization of premiums and accretion of discounts. Realized gains and losses from security transactions are reported on an identified cost basis.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles might require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. In those cases, actual results may differ from estimates.

2. FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS
Prior to August 1, 1999, the Fund Shares were sold on a continuous basis at net asset value. Effective August 1, 1999, the Fund Shares are sold subject to a 1% sales charge for new accounts opened after this date. Net asset value per Share is determined on each day the New York Stock Exchange is open for trading as of the close of trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding.

Dividends from net investment income are declared daily and distributed monthly. Capital gains dividends, if any, are paid at least annually. Dividends will be reinvested in additional Shares unless a Shareholder requests payment in cash.

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences primarily relate to differing treatments for mortgage-backed securities.

3. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax provision is required.

The accumulated net realized loss on sales of investments for federal income tax purposes at March 31, 2000, amounting to $814,072, is available to offset future capital gains. If not applied, $594,108 of the loss carry forward expires in 2003, $51,741 expires in 2004, $129,493 expires in 2005 and $38,730 expires in
2006.

4. TRANSACTIONS WITH AFFILIATES
The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Management Company ("Investment Adviser"). For advisory and management services and facilities furnished, the Fund pays fees of .50 of 1% of the first $100 million of average daily net assets, .40 of 1% of the next $150 million and .30 of 1% of the average daily net assets in excess of $250 million. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fundordinary operating expenses, including the fee of the Investment Adviser, exceed 1.50% of the average daily net assets of the Fund. During the six month period ended September 30, 2000 and the year ended March 31, 2000, the Fund incurred management fees of $43,693 and $95,654, respectively.

For portfolio accounting services, the Fund pays the Investment Adviser a fee based on the level of average daily net assets plus out-of-pocket expenses.

The shareholders of the Investment Adviser are the Voting Members of Wayne Hummer Investments LLC ("WHI"). WHI serves as Shareholder Service Agent without compensation from the Fund. WHI also serves as Distributor and received commissions of $684 and $5,518 from the sale of Fund Shares during the period ended September 30, 2000, and the year ended March 31, 2000, all of which were paid to brokers affiliated with the Distributor.

Certain trustees of the Fund are also officers or directors of the Investment Adviser or Voting Members of WHI. During the period ended September 30, 2000 and the year ended March 31, 2000, the Fund made no direct payments to its officers and incurred trustee fees for its disinterested trustees of $1,866 and $3,200, respectively.

5. INVESTMENT TRANSACTIONS
Investment transactions (excluding money market instruments) are as follows:


=====================================================
                         SIX MONTHS           YEAR
                              ENDED          ENDED
                      SEPTEMBER 30,      MARCH 31,
                               2000           2000
=====================================================

  Purchases              $1,724,230     $2,137,391
-----------------------------------------------------
  Proceeds from sales    $2,677,674     $2,831,291
-----------------------------------------------------



6. FUND SHARE TRANSACTIONS
Proceeds and payments on Fund Shares as shown in the Statement of Changes in Net Assets are in respect of the following number of shares:


=====================================================
                         SIX MONTHS           YEAR
                              ENDED          ENDED
                      SEPTEMBER 30,      MARCH 31,
                               2000           2000
=====================================================

  Shares sold                12,371        102,410
-----------------------------------------------------
  Shares issued upon
  reinvestment of dividends  26,948         56,650
=====================================================
                             39,319        159,060
-----------------------------------------------------
  Shares redeemed          (103,049)      (265,402)
=====================================================
  Net decrease in
  Shares outstanding        (63,730)      (106,342)
=====================================================



7. FEDERAL TAX STATUS OF 2000 DIVIDENDS
The income dividend is taxable as ordinary income. The dividends paid to you, whether received in cash or reinvested in Shares, must be included on your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accord- ance with the U.S. Treasury Department regulations.

THIS PAGE INTENTIONALLY LEFT BLANK.

BOARD OF TRUSTEES

Steven R. Becker
Chairman

Charles V. Doherty
Joel D. Gingiss

Patrick B. Long
David P. Poitras

James J. Riebandt
Eustace K. Shaw



START INVESTING TODAY...

For further information on any of the funds or fund services or to discuss which Fund may be appropriate for your investment needs, please contact your Wayne Hummer Investment Executive.



CHICAGO     Toll-free: 800-621-4477      Local: 312-431-1700
            300 South Wacker Drive       Chicago, Illinois 60606-6607

APPLETON    Toll-free: 800-678-0833      Local: 920-734-1474
            200 East Washington Street   Appleton, Wisconsin 54911-5468

INTERNET    www.whummer.com

This brochure must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.



[Wayne Hummer Logo] Wh Wayne Hummer (R) Investments


300 South Wacker Drive
Chicago, Illinois 60606-6607




First Class
U.S. Postage
PAID
South Suburban, IL
Permit #3600

Wayne Hummer(R)
CorePortfolio Fund





[Photo of Thomas J. Rowland]
Thomas J. Rowland





[Photo of David D. Cox]
David D. Cox





Semi-Annual
Financial Statements (Unaudited)
September 30, 2000


Dear Fellow Shareholder:
We are pleased to present the semi-annual financial statements of the Wayne Hummer CorePortfolio Fund (the "Fund") for the period ended September 30, 2000. The net asset value of a Fund share increased 7.3% from $9.52 on September 30, 1999 to $10.21 on September 30, 2000. If dividends were reinvested during this period, the increase was 7.4%. During this same period the total return for the S&P 500 Index(R) was 13.3%. For the first half of this fiscal year, on this same basis, the Fund decreased 11.1%, compared to a 3.6% decrease for the S&P 500. Along with the performance results, we also display a listing of the holdings of the Fund, as well as a chart showing the allocation of the portfolio among the broad sectors of the economy.

During the first half of the current fiscal year, the Fund's Board of Trustees declared a dividend of $0.005 per share payable to shareholders on April 25th.

Stock market participants endured extreme volatility during the past six months. The steady decline in the Euro, rising energy prices, fears of a slowdown in corporate earnings, and uncertainty about the upcoming elections all conspired to make for a very choppy ride. There was a wide disparity of market returns, depending on which index one chose to look at. Big cap technology stocks faltered on valuation concerns, while utility, financial and healthcare stocks were quite strong. The technology heavy NASDAQ index declined by 19.6%. In general, smaller stocks outperformed their large cap counterparts. The S&P 500 (a proxy for large cap stocks) had a negative return of 3.6%, while the S&P SmallCap 600 Index (a proxy for small cap stocks) had a positive return of 4.4%.

Factors that aided performance in the prior six-month period have hurt performance over this most recent semi-annual period. The Fund's mandate is to invest in the largest companies in each economic sector. As mentioned above, larger companies generally underperformed smaller capitalization companies. In addition, the largest technology stocks, as a whole, severely underperformed the overall market. The three largest technology companies in the S&P 500, which, by design, are also the Fund's technology holdings, are Cisco, Intel, and Microsoft. These securities were down 29%, 37% and 43%, respectively, over the past six months. The technology sector of the S&P 500 was down 21%. As a result, the three largest technology stocks all performed worse than the sector and, consequently, caused the majority of the Fund's underperformance relative to the S&P 500.

The recent volatility, driven by what we feel are shortsighted concerns, reminds us of the importance of keeping a long-term perspective. Positive longer-term fundamentals, such as demographic trends, low inflation, productivity growth, and the federal budget surplus, still favor the stock market, in our minds. We continue to believe that the Fund's strategy of offering a portfolio of the leading companies in each of the major economic sectors of the S&P 500 will serve investors well over a long-term holding period.

As always, we appreciate your continued confidence, and are pleased to be part of your long-term investment planning.

Sincerely,

/s/Thomas J. Rowland                        /s/David D. Cox


Thomas J. Rowland, CFA                      David D. Cox, CFA
President and Portfolio Manager             Portfolio Manager
Wayne Hummer Investment Trust


October 24, 2000


"Standard& Poor's(R)" and "S&P" 500(R)" are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by Wayne Hummer Management Company. The Wayne Hummer CorePortfolio Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Wayne Hummer CorePortfolio Fund.

Performance Comparison

Wayne Hummer CorePortfolio Fund vs. S&P 500 Index

Growth of $10,000 investment made at inception date (August 2, 1999) through September 30, 2000.

[Line Chart Here]

               S&P 500       CorePortfolio
                                 Fund

Aug 2 99        10000           10000
                 9955.21         9850
Sep   99         9682.28         9520
                10295           10420
Nov   99        10504.3         10540
                11122.9         11195.6
Jan   00        10564.1         10855.2
                10364.4         10344.5
Mar   00        11378.1         11506.1
                11035.8         10749.9
May   00        10809.3         10439.3
                11075.8         10860.1
Jul   00        10902.6         10830.1
                11579.8         11210.8
Sep   00        10968.4         10229





                                                        Since Inception date
  Annualized returns for the                             (August 2, 1999 -
  following periods:                   1 year           September 30, 2000)
================================================================================
  Wayne Hummer
  CorePortfolio Fund
  (assuming 2% sales charge)            5.30%                 1.96%
--------------------------------------------------------------------------------
  Wayne Hummer
  CorePortfolio Fund
  (at net asset value)                  7.45%                 3.74%
--------------------------------------------------------------------------------
  S & P 500 Index                      13.27%                 8.29%
--------------------------------------------------------------------------------



The graph compares an initial investment of $10,000 invested in the Wayne Hummer CorePortfolio Fund, adjusted for the maximum sales charge of 2%, with the S&P 500 Index. The S&P 500 is unmanaged and all returns include reinvestment of dividends and capital gain distributions. Past performance does not guarantee future results. Actual investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost.

Portfolio Highlights
  Asset Allocation by Economic Sector as of 9/30/00
  (% of total net assets)

[PIE CHART DATA]

3.6%     Utilities
1.9%     Basic Materials
6.1%     Energy
0.4%     Transportation
6.5%     Communication Services
1.8%     Cash and Other
7.1%     Consumer Cyclicals
25.7%    Technology
9.2%     Capital Goods
16.0%    Financial
10.2%    Consumer Staples
11.5%    Health Care



Top 10 Stock Holdings as of 9/30/00 (% of total net assets)
===========================================================
 1. Cisco Systems, Inc.                10.1%
 2. Microsoft Corporation               8.4%
 3. General Electric Company            7.4%
 4. Intel Corporation                   7.3%
 5. Citigroup Inc.                      6.7%
 6. American International Group, Inc.  6.1%
 7. Pfizer Inc.                         5.6%
 8. Exxon Mobil Corporation             4.3%
 9. SBC Communications Inc.             4.3%
10. Coca-Cola Company                   4.2%

Portfolio holdings are subject to change and may not represent future portfolio composition.


Portfolio Changes 10/2/00

According to the prospectus, the CorePortfolio Fund is rebalanced quarterly after the last business day of each quarter. Based on the September 30, 2000 market capitalization weightings of the Economic Sectors of the S&P 500 Index, the following changes were made to the portfolio holdings:

  Additions
================================================================================
Security                                   Industry
AT&T Corporation                           Communication Services
Bank of America Corporation                Financial
Bristol-Myers Squibb Corporation           Health Care
Chevron Corporation                        Energy
Oracle Corporation                         Technology
Southwest Airlines Co                      Transportation
Verizon Communications                     Communication Services

  Deletions
================================================================================
Security                                   Industry
Kansas City Southern Industries, Inc.      Transportation
Worldcom, Inc.                             Communication Services
Stilwell Financial, Inc.                   Financial

Statement of Assets and Liabilities

                                           September 30,       Period Ended
                                        2000 (Unaudited)     March 31, 2000
================================================================================
  Assets
--------------------------------------------------------------------------------
  Investments, at value (Cost: $26,083,503
        and $23,288,669, respectively)       $27,372,729        $26,898,376
--------------------------------------------------------------------------------
  Cash                                            21,193             64,285
--------------------------------------------------------------------------------
  Dividends receivable                            13,807             19,990
--------------------------------------------------------------------------------
  Prepaid expenses                                 9,975              1,192
--------------------------------------------------------------------------------
  Expenses reimbursable in excess of expense
        limitation                                 1,800                912
--------------------------------------------------------------------------------
  Receivable for Fund Shares sold                 25,896             17,985
================================================================================
  Total assets                                27,445,400         27,002,740
--------------------------------------------------------------------------------

  Liabilities and Net Assets
--------------------------------------------------------------------------------
  Due to Wayne Hummer Management Company           9,354              8,622
--------------------------------------------------------------------------------
  Payable for Fund Shares redeemed                 - 0 -                350
--------------------------------------------------------------------------------
  Accounts payable                                13,447             11,185
================================================================================
  Total liabilities                               22,801             20,157
================================================================================
  Net assets applicable to 2,686,377 and
  2,347,996 Shares outstanding, no par
  value, equivalent to $10.21 and $11.49
  per Share, respectively                    $27,422,599        $26,982,583
================================================================================

  Analysis of Net Assets
--------------------------------------------------------------------------------
  Paid-in capital                            $27,137,934        $23,520,650
--------------------------------------------------------------------------------
  Net unrealized appreciation of investments   1,289,226          3,609,707
--------------------------------------------------------------------------------
  Undistributed net realized loss on
  sales of investments                        (1,018,151)          (156,976)
--------------------------------------------------------------------------------
  Undistributed net investment income             13,590              9,202
================================================================================
  Net assets applicable to Shares
  outstanding                                $27,422,599        $26,982,583
================================================================================

  The Pricing of Shares
  Net asset value and redemption price
   per Share ($27,422,599 / 2,686,377 Shares
   outstanding and $26,982,583 / 2,347,996
   Shares outstanding, respectively)              $10.21             $11.49
================================================================================
  Maximum offering price per Share (net asset
   value, plus2.02% of net asset value or 2%
   of offering price)                             $10.42             $11.72
================================================================================


See accompanying notes to financial statements.

Statement of Operations

                                        Six months ended     For the Period
                                           September 30,   August 2, 1999 -
                                        2000 (Unaudited)     March 31, 2000
================================================================================
  Investment income:
  Dividends                                     $111,348           $138,005
--------------------------------------------------------------------------------
  Interest                                         9,259                622
================================================================================
  Total investment income                        120,607            138,627
--------------------------------------------------------------------------------

  Expenses:
  Management fee                                  55,310             52,748
--------------------------------------------------------------------------------
  Custodian fees                                   7,300             14,460
--------------------------------------------------------------------------------
  Professional fees                               12,510             10,200
--------------------------------------------------------------------------------
  Transfer agent fees                             11,450              9,811
--------------------------------------------------------------------------------
  Printing costs                                   6,375              8,000
--------------------------------------------------------------------------------
  Portfolio accounting fees                        5,471              3,938
--------------------------------------------------------------------------------
  Registration costs                               8,659              2,500
--------------------------------------------------------------------------------
  Trustee fees                                     3,061              2,000
--------------------------------------------------------------------------------
  Other                                            1,350              1,500
================================================================================
  Total expenses                                 111,486            105,157
--------------------------------------------------------------------------------
  Less reimbursement of expenses in excess of
    the expense limitation                        (7,300)            (6,254)
================================================================================
  Net expenses                                   104,186             98,903
================================================================================
  Net investment income                           16,421             39,724
--------------------------------------------------------------------------------

  Net realized loss on sales of investments     (861,175)          (156,976)
--------------------------------------------------------------------------------
  Change in unrealized appreciation           (2,320,481)         3,609,707
================================================================================
  Net gain (loss) on investments              (3,181,656)         3,452,731
================================================================================

  Net increase (decrease) in net assets
    resulting from operations                ($3,165,235)        $3,492,455
================================================================================


See accompanying notes to financial statements.

Statement of Changes in Net Assets

                                        Six months ended     For the Period
                                           September 30,   August 2, 1999 -
                                        2000 (Unaudited)     March 31, 2000
================================================================================
  Operations:
--------------------------------------------------------------------------------
  Net investment income                          $16,421            $39,724
--------------------------------------------------------------------------------
  Net realized loss on sale of investments      (861,175)          (156,976)
--------------------------------------------------------------------------------
  Change in unrealized appreciation           (2,320,481)         3,609,707
================================================================================
  Net increase (decrease) in net assets resulting
  from operations                             (3,165,235)         3,492,455
--------------------------------------------------------------------------------

  Dividends to Shareholders from:
--------------------------------------------------------------------------------
  Net investment income                          (12,033)           (30,522)
--------------------------------------------------------------------------------
  Net realized gain on investments                  - 0 -              - 0 -
================================================================================
  Total dividends to Shareholders                (12,033)           (30,522)
--------------------------------------------------------------------------------

  Capital Share transactions:
--------------------------------------------------------------------------------
  Proceeds from Shares sold                    4,666,141         24,852,139
--------------------------------------------------------------------------------
  Shares issued upon reinvestment of dividends    11,822             30,266
================================================================================
                                               4,677,963         24,882,405
--------------------------------------------------------------------------------
  Less payments for Shares redeemed            1,060,679          1,361,755
================================================================================
  Increase from Capital Share transactions     3,617,284         23,520,650
================================================================================

  Total increase in net assets                   440,016         26,982,583
--------------------------------------------------------------------------------

  Net assets:
  Beginning of period                         26,982,583              - 0 -
================================================================================
  End of period (including undistributed
    net investmentincome of $13,590
    and $9,202, respectively)                $27,422,599        $26,982,583
================================================================================


See accompanying notes to financial statements.

Financial Highlights
(For a Share outstanding throughout each period)


                                        Six months ended     For the Period
                                           September 30,   August 2, 1999 -
                                        2000 (Unaudited)     March 31, 2000
================================================================================
  Net asset value, beginning of period           $11.49            $9.80
--------------------------------------------------------------------------------

  Income from investment operations:
  Net investment income                           0.006             0.02
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
    on investments                               (1.281)            1.69
================================================================================
  Total from investment operations               (1.275)            1.71
--------------------------------------------------------------------------------

  Less distributions:
  Dividends from net investment income           (0.005)           (0.02)
--------------------------------------------------------------------------------
  Distributions from net realized gain
    on investments                                 - 0 -            - 0 -
================================================================================
  Total distributions                            (0.005)           (0.02)
--------------------------------------------------------------------------------

  Net asset value, end of period                 $10.21           $11.49
================================================================================
  Total Return (c)                               (11.10%)          17.41%

  Ratios and Supplementary Data
  Net assets, end of period (000's)             $27,423          $26,983
--------------------------------------------------------------------------------
  Ratio of expenses to average
    net assets (a) (b)                             0.75%            0.75%
--------------------------------------------------------------------------------
  Ratio of net investment income to
    average net assets (a) (b)                     0.12%            0.30%
--------------------------------------------------------------------------------
  Portfolio turnover rate                            25%              28%
--------------------------------------------------------------------------------

  Notes to Financial Highlights:

  a.) Determined on an annualized basis.

  b.) During the six-month period ended September 30, 2000, and the fiscal period ended March 31, 2000, expenses in excess of the expense limitation were reimbursable from the Investment Adviser. Absent the expense limitation, the ratio of expenses to average net assets would have increased and the ratio of net investment income to average net assets would have decreased by 0.05% and 0.04%, respectively.

  c.) Excludes 2% sales charge.


See accompanying notes to financial statements.

Portfolio of Investments
September 30, 2000 (Unaudited)


                                         Number of Shares              Value
================================================================================

COMMON STOCKS (98.2%)

Basic Materials 1.9%
Alcoa Inc.                                   6,720                    $170,100
Du Pont (E.I. ) de Nemours
  and Company                                8,161                     338,171
--------------------------------------------------------------------------------
                                                                       508,271

Capital Goods 9.2%
Boeing Company                               3,202                     201,726
General Electric Company                    35,074                   2,023,331
Tyco International Ltd.                      5,969                     309,642
--------------------------------------------------------------------------------
                                                                     2,534,699

Communication Services 6.5%
SBC Communications Inc.                     23,490                   1,174,500
Worldcom, Inc. (b)                          20,338                     617,767
--------------------------------------------------------------------------------
                                                                     1,792,267

Consumer Cyclicals 7.1%
Ford Motor Company                          10,415                     263,635
Home Depot, Inc.                            11,501                     610,272
Wal-Mart Stores, Inc.                       22,261                   1,071,311
--------------------------------------------------------------------------------
                                                                     1,945,218

Consumer Staples 10.2%
Coca-Cola Company                           20,987                   1,156,908
Time Warner Inc.                            11,150                     872,488
Viacom Inc. Class B (b)                     12,950                     757,575
--------------------------------------------------------------------------------
                                                                     2,786,971

Energy   6.1%
Exxon Mobil Corporation                     13,321                   1,187,234
Royal Dutch Petroleum Company (ADR)          8,223                     492,866
--------------------------------------------------------------------------------
                                                                     1,680,100

Financial 16.0%
American International Group, Inc.          17,507                   1,675,201
Citigroup Inc.                              33,994                   1,837,801
Morgan Stanley Dean Witter & Co.             8,552                     781,973
Stilwell Financial, Inc.                     1,800                      78,300
--------------------------------------------------------------------------------
                                                                     4,373,275

Health Care 11.5%
Johnson & Johnson                            7,500                     704,531
Merck & Co., Inc.                           12,396                     922,727
Pfizer Inc.                                 33,999                   1,527,830
--------------------------------------------------------------------------------
                                                                     3,155,088



                                       Number of Shares                Value
================================================================================

Technology 25.7%
Cisco Systems, Inc. (b)                     49,952                  $2,759,848
Intel Corporation                           48,088                   2,001,663
Microsoft Corporation (b)                   38,008                   2,289,982
--------------------------------------------------------------------------------
                                                                     7,051,493

Transportation 0.4%
FedEx Corporation (b)                        2,341                     103,800
Kansas City Southern Industries, Inc.          434                       3,766
--------------------------------------------------------------------------------
                                                                       107,566

Utilities 3.6%
Duke Energy Corporation                      3,800                     325,850
Enron Corporation                            7,569                     663,234
--------------------------------------------------------------------------------
                                                                       989,084
================================================================================

Total Common Stocks
(Cost: $25,634,806)                                                 26,924,032
================================================================================

SHORT-TERM INVESTMENTS (1.6%)
United States Treasury Bills
5.75% - 6.02%, 10/05/00 - 10/26/00
(Cost: $448,697)                                                       448,697
================================================================================

TOTAL INVESTMENTS
(Cost:  $26,083,503) (99.8%) 27,372,729
Cash and other assets,
  less liabilities (0.2%)                                               49,870
================================================================================

NET ASSETS (100.0%)                                                $27,422,599
================================================================================



Notes to Portfolio of Investments:

(a) Interest rates on short-term investments represent annualized yield to date of maturity.

(b) Non-income producing security.

(c) Based on the cost of investments of $26,083,503 for federal income tax purposes at September 30, 2000, the aggregate gross unrealized appreciation was $3,370,406, the aggregate gross unrealized depreciation was $2,081,180 and the net unrealized appreciation of investments was $1,289,226.

Notes to Financial Statements

Organization:
Wayne Hummer Investment Trust (the "Trust") is an open-end investment company organized as a Massachusetts business trust. The Trust consists of four investment portfolios, Wayne Hummer CorePortfolio Fund, Wayne Hummer Growth Fund, Wayne Hummer Income Fund and Wayne Hummer Money Market Fund, each operating as a separate mutual fund. Presented herein are the financial statements of the Wayne Hummer CorePortfolio Fund (the "Fund"). The Fund commenced investment operations on August 2, 1999 and may issue an unlimited number of full and fractional units of beneficial interest (Shares) without par value. The investment objective of the Fund is to achieve long-term capital growth by investing in a passively-managed portfolio of large-cap stocks.

1. Significant Accounting Policies

Security Valuation
Investments are stated at value. Each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sale price on that day. If there has been no sale on such day, the last reported sale price prior to that day is utilized if such sale is between the closing bid and asked price of the current day. If the last price on a prior day is not between the current day's closing bid and asked price, then the value of such security is taken to be the mean between the current day's closing bid and asked price. Any unlisted security for which last sale information is not regularly reported and any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available is valued at the highest closing bid price determined on the basis of reasonable inquiry, except that debt securities having a remaining maturity of 60 days or less are valued on an amortized cost basis. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees.

Security Transactions and Investment Income
Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes amortization of money market instrument premium and discount.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. In those cases, actual results may differ from estimates.

2. Fund Share Valuation and Dividends to Shareholders
Net asset value per Share is determined on each day the New York Stock Exchange is open as of the close of trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding. Ordinary income dividends are normally declared and paid in April, July, October and December. Capital gains dividends, if any, are paid at least annually. Dividends will be reinvested in additional Shares unless a Shareholder requests payment in cash. Dividends payable to Shareholders are recorded by the Fund on the ex-dividend date. On October 20, 2000, an ordinary income dividend of $0.01 per Share was declared, payable October 23, 2000 to Shareholders of record on October 19, 2000.

3. Federal Income Taxes
It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax provision is required.

4. Transactions with Affiliates
The Fund has an Investment Advisory and Management Agreement and a Portfolio

Accounting Services Agreement with Wayne Hummer Management Company ("Investment Adviser"). For advisory and management services and facilities furnished, the Fund pays fees of .40 of 1% of average daily net assets. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceeds 0.75% of the average daily net assets of the Fund. The Adviser is entitled to reimbursement from the Fund of any fees waived during the first five years of operations pursuant to an Expense Limitation Agreement if such reimbursements do not cause the Fund to exceed expense limitations. During the six-month period ended September 30, 2000 and eight-month period ended March 31, 2000, the Fund incurred management fees of $55,310 and $52,748, respectively, and the Investment Adviser was obligated to reimburse the Fund for excess expenses of $7,300 and $6,254, respectively.

For portfolio accounting services, the Fund pays the Investment Adviser a fee based on the level of average daily net assets plus out-of-pocket expenses. The Investment Adviser agreed to waive its fees attributed to the Fund until July 31, 2000.

The shareholders of the Investment Advis-er are the Voting Members of Wayne Hummer Investments LLC ("WHI"). WHI serves as Shareholder Service Agent without compensation from the Fund. WHI also serves as Distributor and received commissions of $88,001 and $412,574 from the sale of Fund Shares during the six-month period ended September 30, 2000 and the fiscal period ended March 31, 2000, respectively, all of which were paid to brokers affiliated with the Distributor.

Certain trustees of the Fund are also officers or directors of the Investment Adviser or Voting Members of the Distributor and Shareholder Service Agent. During the six months ended September 30, 2000 and the eight-month period ended March 31, 2000, the Fund made no direct payments to its officers and incurred trustee fees for its disinterested trustees of $3,061 and $2,000, respectively.
5. Investment Transactions Investment transactions (excluding money market instruments) are as follows:

                                  Six months             For the period
                                       ended                   August 2,
                                September 30,                      1999-
                                        2000              March 31,2000
================================================================================
  Purchases                      $10,323,046                $28,152,750
--------------------------------------------------------------------------------
  Proceeds
   from sales                     $6,716,040                 $5,106,883
--------------------------------------------------------------------------------

6. Fund Share Transactions
Proceeds and payments on Fund Shares as shown in the Statement of Changes in Net Assets are in respect of the following number of shares:

                                  Six months             For the period
                                       ended                   August 2,
                                September 30,                      1999-
                                        2000              March 31,2000
================================================================================
  Shares sold                        435,079                  2,472,721
--------------------------------------------------------------------------------
  Shares issued
  upon reinvestment
  of dividends                         1,077                      2,823
================================================================================
                                     436,156                  2,475,544
--------------------------------------------------------------------------------
  Shares redeemed                    (97,775)                  (127,548)
================================================================================
  Net increase in
  Shares outstanding                 338,381                  2,347,996

Board of Trustees

Steven R. Becker
Chairman

Charles V. Doherty
Joel D. Gingiss

Patrick B. Long
David P. Poitras

James J. Riebandt
Eustace K. Shaw



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For further information on any of the funds or fund services or to discuss which
Fund may be appropriate for your investment needs, please contact your Wayne Hummer Investment Executive.


Chicago     Toll-free: 800-621-4477   Local: 312-431-1700
            300 South Wacker Drive   Chicago, Illinois 60606-6607

Appleton    Toll-free: 800-678-0833   Local: 920-734-1474
            200 East Washington Street   Appleton, Wisconsin 54911-5468

Internet    www.whummer.com




This brochure must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.



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